                                                                EXHIBIT 4(h)(ii)


                    AMENDED AND RESTATED DECLARATION OF TRUST

                       NEW YORK COMMUNITY CAPITAL TRUST V

                          Dated as of ___________, 2002


                               TABLE OF CONTENTS

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ARTICLE I    INTERPRETATION AND DEFINITIONS .........................................................        1

     Section 1.1.  Interpretation ...................................................................        1

     Section 1.2.  Definitions ......................................................................        2

ARTICLE II   TRUST INDENTURE ACT ....................................................................       15

     Section 2.1.  Trust Indenture Act; Application .................................................       15

     Section 2.2.  Lists of Holders .................................................................       15

     Section 2.3.  Reports by the Property Trustee ..................................................       16

     Section 2.4.  Periodic Reports to the Property Trustee .........................................       16

     Section 2.5.  Evidence of Compliance with Conditions Precedent .................................       16

     Section 2.6.  Trust Enforcement Events; Waiver .................................................       16

     Section 2.7.  Trust Enforcement Events; Notice .................................................       18

ARTICLE III  ORGANIZATION ...........................................................................       18

     Section 3.1.  Name .............................................................................       18

     Section 3.2.  Office ...........................................................................       18

     Section 3.3.  Purpose ..........................................................................       18

     Section 3.4.  Authority ........................................................................       19

     Section 3.5.  Title to Property of the Trust ...................................................       19

     Section 3.6.  Prohibition of Actions by the Trust and the Trustees .............................       20

     Section 3.7.  Powers and Duties of the Administrative Trustees .................................       21

     Section 3.8.  Powers and Duties of the Property Trustee ........................................       23

     Section 3.9.  Certain Duties and Responsibilities of the Property Trustee ......................       25

     Section 3.10. Certain Rights of the Property Trustee ...........................................       27

     Section 3.11. Powers and Duties of the Delaware Trustee ........................................       29

     Section 3.12. Not Responsible for Recitals or Issuance of Securities ...........................       30

     Section 3.13. Duration of the Trust ............................................................       30

     Section 3.14. Mergers, Consolidations, Conversions, Amalgamations or
                   Replacements of the Trust ........................................................       30

     Section 3.15. Property Trustee May File Proofs of Claim ........................................       32

ARTICLE IV   SPONSOR ................................................................................       33

     Section 4.1.  Responsibilities of the Sponsor ..................................................       33

     Section 4.2.  Indemnification and Expenses of the Trustees .....................................       33

     Section 4.3.  Right to Proceed .................................................................       34

                                       i

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                               TABLE OF CONTENTS
                                  (continued)

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ARTICLE V    TRUSTEES ...............................................................................      34

     Section 5.1.  Number of Trustees ...............................................................      34

     Section 5.2.  Delaware Trustee; Eligibility ....................................................      34

     Section 5.3.  Property Trustee; Eligibility ....................................................      35

     Section 5.4.  Qualifications of Administrative Trustees Generally ..............................      36

     Section 5.5.  Initial Administrative Trustees ..................................................      36

     Section 5.6.  Appointment, Removal and Resignation of Trustees .................................      36

     Section 5.7.  Vacancies among Trustees .........................................................      38

     Section 5.8.  Effect of Vacancies ..............................................................      38

     Section 5.9.  Meetings .........................................................................      38

     Section 5.10. Delegation of Power by the Administrative Trustees ...............................      38

     Section 5.11. Merger, Conversion, Consolidation or Succession to Business ......................      39

ARTICLE VI   THE SECURITIES .........................................................................      39

     Section 6.1.  General Provisions Regarding the Securities ......................................      39

     Section 6.2.  Execution and Authentication .....................................................      40

     Section 6.3.  Form and Dating ..................................................................      41

     Section 6.4.  The Sponsor's Purchase of the Common Securities ..................................      42

     Section 6.5.  Distributions ....................................................................      43

     Section 6.6.  Remarketing ......................................................................      45

     Section 6.7.  Limited Right to Require Exchange of Preferred Securities and
                   Repurchase of Debentures .........................................................      51

     Section 6.8.  Change of Control Right to Require Exchange of Preferred
                   Securities and Repurchase of Debentures ..........................................      52

     Section 6.9.  Redemption .......................................................................      53

     Section 6.10. Distribution of Debentures in Exchange for Securities Upon
                   the Occurrence of a Special Event ................................................      56

     Section 6.11. Voting Rights of the Preferred Securities ........................................      57

     Section 6.12. Voting Rights of the Common Securities ...........................................      60

     Section 6.13. Ranking ..........................................................................      61

     Section 6.14. Registrar, Paying Agent and Transfer Agent .......................................      61

     Section 6.15. Paying Agent to Hold Money in Trust ..............................................      62

     Section 6.16. Replacement Securities ...........................................................      62

                                       ii

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                               TABLE OF CONTENTS
                                  (continued)

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     Section 6.17. Outstanding Preferred Securities .................................................       62

     Section 6.18. Preferred Securities in Treasury .................................................       63

     Section 6.19. Deemed Security Holders ..........................................................       63

     Section 6.20. Cancellation .....................................................................       63

     Section 6.21. CUSIP Numbers ....................................................................       63

     Section 6.22. Global Preferred Securities; Legends .............................................       63

ARTICLE VII  TRANSFER OF SECURITIES .................................................................       67

     Section 7.1.  Transfer of Securities ...........................................................       67

     Section 7.2.  Separation and Rejoining of Units ................................................       68

     Section 7.3.  Book-Entry Interests .............................................................       69

     Section 7.4.  Notices to Clearing Agency .......................................................       69

     Section 7.5.  Appointment of Successor Clearing Agency .........................................       70

ARTICLE VIII DISSOLUTION AND TERMINATION OF THE TRUST ...............................................       70

     Section 8.1.  Dissolution and Termination of the Trust .........................................       70

     Section 8.2.  Liquidation Distribution Upon Dissolution or Termination of the Trust ............       71

ARTICLE IX   LIMITATION OF LIABILITY OF THE HOLDERS, THE TRUSTEES OR OTHERS .........................       72

     Section 9.1.  Liability ........................................................................       72

     Section 9.2.  Exculpation ......................................................................       72

     Section 9.3.  Fiduciary Duty ...................................................................       73

     Section 9.4.  Indemnification of Company Indemnified Persons ...................................       74

     Section 9.5.  Indemnification of Trustees ......................................................       76

     Section 9.6.  Outside Businesses ...............................................................       77

ARTICLE X    ACCOUNTING .............................................................................       77

     Section 10.1. Fiscal Year ......................................................................       77

     Section 10.2. Certain Accounting Matters .......................................................       78

     Section 10.3. Banking ..........................................................................       78

     Section 10.4. Withholding ......................................................................       78

ARTICLE XI   AMENDMENTS AND MEETINGS ................................................................       79

     Section 11.1. Amendments .......................................................................       79

     Section 11.2. Meetings of the Holders; Action by Written Consent ...............................       81
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                                      iii

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                               TABLE OF CONTENTS
                                  (continued)

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ARTICLE XII  REPRESENTATIONS OF THE PROPERTY TRUSTEE AND THE DELAWARE TRUSTEE .......................       83

     Section 12.1. Representations and Warranties of the Property Trustee ...........................       83

     Section 12.2. Representations and Warranties of the Delaware Trustee ...........................       83

ARTICLE XIII MISCELLANEOUS ..........................................................................       84

     Section 13.1. Notices ..........................................................................       84

     Section 13.2. Governing Law ....................................................................       85

     Section 13.3. Intention of the Parties .........................................................       85

     Section 13.4. Headings .........................................................................       85

     Section 13.5. Successors and Assigns ...........................................................       86

     Section 13.6. Partial Enforceability ...........................................................       86

     Section 13.7. Counterparts .....................................................................       86

     Section 13.8. The Exchange Agent ...............................................................       86

                            CROSS-REFERENCE TABLE/(1)/

Section of Trust Indenture
Act of 1939, as amended                                          Section
-----------------------                                          -------
310(a)                                                               5.3
310(b)                                                    5.3(c); 5.3(d)
310(c)                                                    Not Applicable
311(a)                                                            2.2(b)
311(b)                                                            2.2(b)
311(c)                                                    Not Applicable
312(a)                                                            2.2(a)
312(b)                                                            2.2(b)
312(c)                                                    Not Applicable
313(a)                                                               2.3
313(b)                                                               2.3
313(c)                                                               2.3
313(d)                                                               2.3
314(a)                                                       2.4; 3.7(i)
314(b)                                                    Not Applicable
314(c)                                                               2.5
314(d)                                                    Not Applicable
314(e)                                                               2.5
314(f)                                                    Not Applicable
315(a)                                                   3.9(a); 3.10(a)
315(b)                                                            2.7(a)
315(c)                                                            3.9(a)
315(d)                                                            3.9(b)
316(a)                                             2.6; 6.10(b); 6.11(c)
316(b)                                                    Not Applicable
316(c)                                                    Not Applicable
317(a)                                                      3.8(h); 3.15
317(b)                                                    Not Applicable

----------------
(1) This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

               AMENDED AND RESTATED DECLARATION OF TRUST (the "Declaration") dated and effective as of __________, 2002, by and among the Trustees (as defined herein), the Sponsor (as defined herein) and the Holders (as defined herein), from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration;

               WHEREAS, the Delaware Trustee (as defined herein), the Administrative Trustees (as defined herein) and the Sponsor established New York Community Capital Trust V (the "Trust"), a trust created under the Statutory Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of April 18, 2002 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on April 18, 2002 for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust, investing the proceeds thereof in certain Debentures of the Debenture Issuer (each as hereinafter defined), and engaging in only those activities necessary, advisable or incidental thereto; and

               WHEREAS, all of the Trustees and the Sponsor by this Declaration, amend and restate each and every term and provision of the Original Declaration;

               WHEREAS, all of the Trustees and the Sponsor, by this Declaration, ratify the actions of each Trustee and the Sponsor taken on behalf of the Trust prior to the date hereof;

               NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory trust under the Statutory Trust Act and that this Declaration constitute the governing instrument of such statutory trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the Holders, from time to time, of the Securities (as defined herein) representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE I

                         INTERPRETATION AND DEFINITIONS

Section 1.1.   Interpretation.

               Unless the context otherwise requires:

               (a) capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in Section 1.2;

               (b) a term defined anywhere in this Declaration has the same meaning throughout;

               (c) all references to "this Declaration" are to this Declaration as modified, supplemented or amended from time to time in accordance with the provisions hereof;

               (d) all references in this Declaration to Articles, Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified;

               (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration; and

               (f) a reference to the singular includes the plural and vice versa, and a reference to any masculine form of a term includes the feminine form of such term, as applicable.

Section 1.2.   Definitions.

          The following terms have the following meanings:

          "Accreted Value" means, on the date of determination:

               (1) with respect to any Security, the Accreted Value of a Debenture having an aggregate principal amount equal to the aggregate stated liquidation amount of such Security; and

               (2)  with respect to any Debenture, the sum of:

                         (i) $33.18, which is the portion of the initial purchase price of a Unit that is allocated to a Preferred Security (as provided under Section 3.1 of the Unit Agreement); plus

                         (ii) accretion of the Discount, calculated using a per
                              annum coupon of 6.0%, payable quarterly, and an all-in-yield of 9.10% per annum on a quarterly bond equivalent yield basis using a 360-day year of twelve 30-days months until such sum equals $50 on the Expiration Date.

          "Administrative Trustee" has the meaning set forth in Section 5.4.

          "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

          "Agent" means any Paying Agent, Registrar or Transfer Agent.

          "Applicable Procedures" means, with respect to any transfer or exchange of or for the beneficial interests in the Global Preferred Securities, the rules and procedures of the Depositary that apply to such transfer or exchange.

          "Authorized Officer" of a Person means any other Person that is authorized to legally bind such former Person.

          "Book-Entry Interest" means a beneficial interest in the Global Preferred Securities registered in the name of a Clearing Agency or its nominee, ownership and transfers of which shall be maintained and made through book-entries by a Clearing Agency.

          "Business Day" means any day other than a Saturday or a Sunday or a day on which banking institutions in (i) the Borough of Manhattan in The City of New York, or (ii) Wilmington, Delaware are authorized or required by law, regulation or executive order to close.

          "Calculation Agency Agreement" means the Calculation Agency Agreement, dated as of _________, 2002, between the Sponsor and the Calculation Agent, as amended, supplemented or replaced from time to time.

          "Calculation Agent" means the Property Trustee, as initial Calculation Agent under the Calculation Agency Agreement, and any successor thereto.

          "Certificate" means a Common Securities Certificate or a Preferred Securities Certificate.

          "Change of Control" shall be deemed to have occurred upon the occurrence of any of the following:

               (1) the acquisition (other than open market purchases on any national securities exchange or the Nasdaq National Market on which the Sponsor's capital stock is traded) by any person, including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchase, merger or other acquisition transactions of shares of the Sponsor's capital stock entitling that person to exercise 50% or more of the total voting power of all shares of the Sponsor's capital stock entitled to vote generally in elections of directors, other than any such acquisition by the Sponsor, any of the Sponsor's subsidiaries or any of the Sponsor's employee benefit plans; or

               (2) the consolidation or merger of the Sponsor with or into any other Person, any merger of another Person into the Sponsor, or any conveyance, transfer, sale, lease or other disposition of all or substantially all of the Sponsor's properties and assets to another Person, other than:

               (a) any transaction (i) that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of the Sponsor's capital stock and (ii) notwithstanding such transaction, during any period of two consecutive years after such transaction individuals who at the beginning of such period constituted the board of directors of the Sponsor (together with any new directors whose election or appointment by such board or whose nomination for election by the shareholders of the Sponsor was approved by a vote of not less than two-thirds of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) continue to constitute at least 50% of the board of directors of the Sponsor then in office; or

               (b) any merger solely for the purpose of changing the Sponsor's jurisdiction of incorporation and resulting in a reclassification, conversion or exchange of outstanding shares of common stock solely into shares of common stock of the surviving entity;

          provided, however, that a Change of Control shall not be deemed to have occurred if:

                    (i) the closing sale price per share of the Sponsor's common stock for any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the Change of Control or the public announcement of the Change of Control, in the case of a Change of Control under clause (1) above, or the period of 10 consecutive Trading Days ending immediately before the Change of Control, in the case of a Change of Control under clause (2) above, equals or exceeds 110% of the Conversion Price; or

                    (ii) at least 90% of the consideration in the transaction or transactions constituting a Change of Control consists of shares of common stock traded or to be traded immediately following such Change of Control on a national securities exchange or the Nasdaq National Market and, as a result of such transaction or transactions, the Warrants become exercisable solely into such common stock (and any rights attached thereto).

          For the purposes of the foregoing, a beneficial owner of shares of the Sponsor's capital stock shall be determined in accordance with Rule 13d-3 promulgated by the Commission under the Exchange Act.

          "Change of Control Notice Date" has the meaning set forth in Section 6.8.

          "Change of Control Repurchase Date" means the date which is 225 days following the Change of Control Notice Date.

          "Change of Control Repurchase Price" means the Accreted Value of the Debentures that are exchanged for Preferred Securities upon the exercise of the Change of Control Repurchase Right plus accrued and unpaid interest (including deferred interest) on such Debentures to, but excluding, the Change of Control Repurchase Date.

          "Change of Control Repurchase Right" has the meaning set forth in
Section 6.8.

          "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered the Global Preferred Securities and which shall undertake to effect book-entry transfers and pledges of the Preferred Securities.

          "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency,

          "Closing Date" means the "Closing Date" under the Underwriting Agreement.

          "Closing Price" of any security on any date of determination means:

               (1) the closing sale price (or, if no closing sale price is reported, the last reported sale price) of such security on the New York Stock Exchange on such date;

               (2) if such security is not listed for trading on the New York Stock Exchange on any such date, the closing sale price as reported in the composite transactions for the principal U.S. securities exchange on which such security is so listed;

               (3) if such security is not so listed on a U.S. national or regional securities exchange, the closing sale price as reported by the Nasdaq National Market;

               (4) if such security is not so reported, the last quoted bid price for such security in the over-the-counter market as reported by the National Quotation Bureau or similar organization; or

               (5) if such bid price is not available, the average of the mid-point of the last bid and ask prices of such security on such date from at least three nationally recognized independent investment banking firms retained for this purpose by the Sponsor.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

          "Commission" means the United States Securities and Exchange Commission as from time to time constituted, or if at any time after the execution of this Declaration such Commission is not existing and performing the duties now assigned to it under applicable federal securities laws, then the body performing such duties at such time.

          "Common Securities" has the meaning set forth in Section 6.1(a).

          "Common Securities Certificate" means a certificate in fully registered form representing Common Securities, substantially in the form of Exhibit B.

          "Common Stock" means the common stock of the Sponsor.

          "Company Indemnified Person" means:

               (1)  any Administrative Trustee;

               (2)  any Affiliate of any Administrative Trustee;

               (3) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee; or

               (4) any officer, employee or agent of the Trust or its Affiliates.

          "Compounded Distributions" has the meaning set forth in Section
6.5(b).

          "Conversion Price" shall have the meaning set forth in the Warrant Agreement.

          "Corporate Trust Office" means the office of the Property Trustee at which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at 1100 North Market Street, Rodney Square North, Wilmington, Delaware 19890.

          "Coupon Rate" has the meaning set forth in Section 6.5(a).

          "Covered Person" means:

               (1) any officer, director, shareholder, partner, member, representative, employee or agent of (a) the Trust or (b) the Trust's Affiliates; and

               (2)  any Holder.

          "Debenture Distribution Notice" has the meaning set forth in Section 6.10(c).

          "Debenture Issuer" means New York Community Bancorp, Inc., a Delaware corporation, or any successor entity resulting from any consolidation, amalgamation, merger or other business combination, in its capacity as issuer of the Debentures under the Indenture.

          "Debentures" means the 6.00% Junior Subordinated Deferrable Interest Debentures due 2051 to be issued by the Debenture Issuer pursuant to the Indenture and to be purchased by the Trust.

          "Definitive Preferred Securities" has the meaning set forth in Section 6.3.

          "Delaware Trustee" has the meaning set forth in Section 5.2.

          "Depositary" means DTC until another Clearing Agency becomes its successor.

          "Direct Action" has the meaning set forth in Section 3.8(e).

          "Discount" equals the difference between the principal amount of $50.00 payable in respect of a Debenture on November 1, 2051 and the initial purchase price of $33.18.

          "Distribution" has the meaning set forth in Section 6.5(b).

          "Distribution Date" has the meaning set forth in Section 6.5(b).

          "DTC" means The Depository Trust Company, the initial Clearing Agency.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation, and the rules and regulations promulgated thereunder.

          "Exchange Agent" means, initially, the Property Trustee in its capacity as Exchange Agent, and any successor thereto.

          "Exchange Notice" has the meaning set forth in Section 8.2(c).

          "Exercise Price" has the meaning set forth in the Warrant Agreement.

          "Extension Period" has the meaning set forth in Section 6.5(c).

          "Expiration Date" has the meaning set forth in the Warrant Agreement.

          "Failed Remarketing" has the meaning set forth in Section 6.6(n).

          "Failed Remarketing Date" means a Remarketing Date on which a Failed Remarketing occurs.

          "Federal Reserve Board" means the Board of Governors of the Federal Reserve System.

          "Fiduciary Indemnified Person" has the meaning set forth in Section
9.5.

          "First Supplemental Indenture" means the First Supplemental Indenture, dated as of __________, 2002, between the Debenture Issuer and the Indenture Trustee.

          "Fiscal Year" has the meaning set forth in Section 10.1.

          "Global Preferred Security" has the meaning set forth in Section 6.3.

          "Global Unit Certificate" has the meaning set forth in Section 6.3.

          "Guarantee" means the Guarantee Agreement, dated as of ___________, 2002, between the Sponsor, as Guarantor in respect of the Securities, and Wilmington Trust Company, as Guarantee Trustee, as amended or supplemented from time to time in accordance with the terms thereof.

          "Holder" means a Person in whose name a Security is registered, such Person being a beneficial owner within the meaning of the Statutory Trust Act.

          "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

          "Indenture" means the Indenture, dated as of __________, 2002, between the Debenture Issuer and the Indenture Trustee, as amended or supplemented from time to time in accordance with the terms thereof, including the First Supplemental Indenture, dated as of __________, 2002, between the Debenture Issuer and the Indenture Trustee, pursuant to which the Debentures are to be issued.

          "Indenture Event of Default" means an Event of Default (as such term is defined in the Indenture) under the Indenture.

          "Indenture Trustee" means Wilmington Trust Company, a Delaware banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

          "Interest Payment Date" has the meaning set forth in the First Supplemental Indenture.

          "Investment Company" means an investment company as defined in the Investment Company Act.

          "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation, and the rules and regulations promulgated thereunder.

          "Investment Company Event" means the receipt by the Trust of an Opinion of Counsel, rendered by an independent law firm having a recognized national securities practice, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in Investment Company Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company that is required to be registered under the Investment Company Act, which Change in Investment Company Act Law becomes effective on or after the date on which the Preferred Securities were initially issued and sold.

          "Issuers" is a collective reference to the Sponsor and the Trust.

          "Legal Action" has the meaning set forth in Section 3.7(f).

          "Legal Cause Remarketing Event" means a Remarketing Event that occurs upon the occurrence of:

               (1) a Tax Event or an Investment Company Event; provided that the Administrative Trustees have been informed by an independent law firm that such firm, for substantive reasons, cannot deliver a No Recognition Opinion to the Trust; or

               (2)  a Regulatory Capital Event; and

the Sponsor elects to cause a Remarketing of the Preferred Securities to occur and causes written notice of its election to be given to the Holders of the Preferred Securities, the holders of the Units and the holders of the Warrants.

          "Legal Requirements" mean compliance with all applicable laws and regulations, if any, including, without limitation, the Securities Act, necessary to permit (i) the Remarketing of the Preferred Securities (and the subsequent exchange of Preferred Securities for Debentures if a purchaser in the Remarketing so elects to exchange its purchased Preferred Securities for Debentures pursuant to Section 6.6(c)), (ii) the contemporaneous modifications to the terms of the Debentures pursuant to the Indenture and (iii) the contemporaneous redemption of the Warrants.

          "Like Amount" means, with respect to a redemption of the Securities, Securities having an Accreted Value equal to the Accreted Value of Debentures to be repaid in accordance with their terms.

          "Liquidation" has the meaning set forth in Section 8.2(a).

          "Liquidation Distribution" has the meaning set forth in Section
8.2(b).

          "List of Holders" has the meaning set forth in Section 2.2(a).

          "Majority in Liquidation Amount" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class, or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid

Distributions to the date upon which the voting percentages are determined) of all outstanding Securities or all outstanding Securities of the relevant class, as the case may be.

          "Maturity Remarketing Date" means two Business Days prior to the Expiration Date.

          "90-Day Period" has the meaning set forth in Section 6.10(a).

          "No Recognition Opinion" has the meaning set forth in Section 6.10(b)(i).

          "Officers' Certificate" means, when delivered by the Trust, a certificate signed by a majority of the Administrative Trustees and, when delivered by the Sponsor, a certificate signed by any two of the Chairman, a Vice Chairman, the Chief Executive Officer, the President, a Vice President, the Chief Financial Officer, the Treasurer, the Chief Accounting Officer, the Secretary or an Assistant Secretary of the Sponsor. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include, where applicable:

               (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

               (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

               (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

          "Opinion of Counsel" means a written opinion of counsel, rendered by an independent law firm which shall be acceptable to the Property Trustee.

          "Optional Redemption Remarketing Event" means a Remarketing Event that occurs because:

               (1) on any date on or after November 4, 2007 but prior to May 7, 2051, the Closing Price of a share of the Common Stock exceeds and has exceeded for at least 20 Trading Days within the immediately preceding 30 consecutive Trading Days and on the day on which the Sponsor elects to redeem the Warrants, 125% of the Conversion Price; and

               (2) within ten Business Days of such date, the Sponsor causes written notice of its election to be given to the Holders of the Preferred Securities, the holders of the Units and the holders of the Warrants.

          "Original Declaration" has the meaning set forth in the Recitals hereto.

          "Paying Agent" has the meaning set forth in Section 6.14.

          "Payment Amount" has the meaning set forth in Section 6.5(f).

          "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

          "Preferred Securities" has the meaning set forth in Section 6.1(a).

          "Preferred Securities Certificate" means a certificate in fully registered form representing Preferred Securities, substantially in the form of Exhibit A.

          "Preferred Security Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

          "Property Account" means a segregated non-interest bearing trust account maintained with a banking institution, the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization" within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act or any successor rule.

          "Property Trustee" has the meaning set forth in Section 5.3(a).

          "Pro Rata" means pro rata to each Holder according to the aggregate stated liquidation amount of the Securities held by such Holder in relation to the aggregate stated liquidation amount of all Securities outstanding unless, in relation to a payment, a Trust Enforcement Event has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate stated liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate stated liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate stated liquidation amount of Common Securities held by the relevant Holder relative to the aggregate stated liquidation amount of all Common Securities outstanding.

          "Quorum" means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.

          "Redemption Date" has the meaning set forth in Section 6.9(a).

          "Redemption Notice" has the meaning set forth in Section 6.9(c).

          "Redemption Price" has the meaning set forth in Section 6.9(a).

          "Registrar" has the meaning set forth in Section 6.14.

          "Regular Record Date" means the date on which determination is made as to which Holders' Distributions are payable.

          "Regulatory Capital Event" means that the Sponsor shall have become, or pursuant to law or regulation will become within 180 days, subject to capital requirements under which, in the written Opinion of Counsel, rendered by an independent bank regulatory law firm experienced in such matters, the Preferred Securities would not constitute [Tier 1 Capital] applied as if the Sponsor (or its successor) were a bank holding company (as that concept is used in the guidelines or regulations issued by the Board of Governors of the Federal Reserve System as of the date hereof (or its then equivalent)).

          "Remarketing" means the operation of the procedures for remarketing set forth in Section 6.6.

          "Remarketing Agent" means the remarketing agent (or any successor remarketing agent) selected by the Sponsor, which will initially be Salomon Smith Barney Inc.

          "Remarketing Agreement" means the a remarketing agreement to be entered into among the Sponsor, the Trust and the Remarketing Agent, with customary and typical terms and conditions at the time of the execution thereof.

          "Remarketing Date" means:

               (1) with respect to an Optional Redemption Remarketing Event or a Legal Cause Remarketing Event, two Business Days prior to the Warrant Redemption Date; and

               (2) with respect to the expiration of the Warrants, the Maturity Remarketing Date.

          "Remarketing Event" means the occurrence of an Optional Redemption Remarketing Event, a Legal Cause Remarketing Event or the Maturity Remarketing Date.

          "Remarketing Settlement Date" means (i) with respect to a Remarketing upon expiration of the Warrants, the Expiration Date and (ii) with respect to a Remarketing upon an Optional Redemption Remarketing Event or a Legal Cause Remarketing Event, the Warrant Redemption Date.

          "Repurchase Price" means the principal amount at maturity of the Debentures that are received in exchange for Preferred Securities upon the exercise of the Repurchase Right plus accrued and unpaid interest (including deferred interest) on such Debentures to, but excluding, the applicable Special Distribution Date.

          "Repurchase Right" has the meaning set forth in Section 6.7(a).

          "Reset Rate" means the interest rate per annum on the Debentures (and, as a result, the Distribution rate per annum on the Securities), that is determined pursuant to the Remarketing of the Preferred Securities; provided, however, that if a Failed Remarketing occurs, the Reset Rate shall equal 11.10% per annum.
                                       11

          "Responsible Officer" means, with respect to the Property Trustee, any officer within the corporate trust department of the Property Trustee, including any vice president, assistant vice president, assistant treasurer, trust officer or any other officer of the Property Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and in each case who shall have direct responsibility for the administration of this Declaration.

          "Rule 3a-5" means Rule 3a-5 under the Investment Company Act, or any successor rule or regulation thereunder, and the rules and regulations promulgated thereunder.

          "Security" or "Securities" mean the Common Securities and the Preferred Securities.

          "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation, and the rules and regulations promulgated thereunder.

          "66 2/3% in Liquidation Amount" means, except as provided in the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 66 2/3% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities or all outstanding Securities of the relevant class, as the case may be.

          "Special Distribution Date" means the fifteenth day of each calendar month on which the Repurchase Price shall be payable if a Holder of a Preferred Security elects to exercise its Repurchase Right.

          "Special Event" has the meaning set forth in Section 6.10(a).

          "Special Record Date" means the Remarketing Date.

          "Sponsor" means New York Community Bancorp, Inc., a Delaware corporation, or any success or entity resulting from any merger, consolidation, amalgamation or replacement by or conveyance, transfer or lease of its properties as an entirety or substantially as an entirety, in its capacity as sponsor of the Trust.

          "Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

          "Successor Delaware Trustee" has the meaning set forth in Section 5.6(c).

          "Successor Entity" has the meaning set forth in Section 3.14(b)(i).

          "Successor Property Trustee" has the meaning set forth in Section 5.6(b).

          "Successor Securities" has the meaning set forth in Section 3.14(b)(i)(B).

          "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

          "Tax Event" means the receipt by the Trust of an Opinion of Counsel, rendered by an independent law firm having a recognized national tax practice, to the effect that, as a result of:

               (1) any amendment to, change in or announced proposed change in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein; or

               (2) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations,

which amendment or change is effective or proposed change, administrative pronouncement or judicial decision is announced on or after the Closing Date, there is more than an insubstantial risk that:

               (a) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to interest received or accrued on the Debentures; or

               (b) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

          "10% in Liquidation Amount" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities or all outstanding Securities of the relevant class, as the case may be.

          "Trading Day" means any day on which shares of NYCB common stock or other capital stock then issuable upon exercise of the warrants:

               (1) are not suspended from trading on any national securities association or exchange or over-the-counter market at the close of business; and

               (2) have traded at least once on the national securities association or exchange or over-the-counter market that is the primary market for the trading of NYCB common stock.

          "Transfer Agent" has the meaning set forth in Section 6.14.

          "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

          "Trust" has the meaning set forth in the Recitals hereto.

          "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

          "Trust Enforcement Event" means, with respect to the Securities, an event of default under this Declaration, which occurs upon the happening of an Indenture Event of Default.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation and the rules and regulations promulgated thereunder.

          "Underwriting Agreement" means the underwriting agreement, dated October 28, 2002, between the Sponsor, the Trust and the Underwriters with respect to the initial offering and sale of the Units, Preferred Securities and Warrants.

          "Underwriters" means Salomon Smith Barney Inc., Lehman Brothers Inc., Bear, Stearns & Co. Inc., Keefe, Bruyette & Woods, Inc., and Sandler O'Neill & Partners, L.P.

          "Unit" means the collective rights and obligations of a holder of a unit certificate issued under the Unit Agreement in respect of a Preferred Security and a Warrant.

          "Unit Agent" means Wilmington Trust Company as initial Unit Agent under the Unit Agreement, and any successor thereto.

          "Unit Agreement" means the Unit Agreement, dated ___________, 2002, among the Sponsor, the Trust, the Unit Agent, the Property Trustee and the Warrant Agent, as amended or supplemented from time to time.

          "Warrant" or "Warrants" has the meaning set forth in the Warrant Agreement.

          "Warrant Agent" means Wilmington Trust Company as initial Warrant Agent under the Warrant Agreement, and any successor thereto.

          "Warrant Agreement" means the Warrant Agreement, dated _____________, 2002, between the Sponsor and the Warrant Agent, as amended or supplemented from time to time.

          "Warrant Redemption Date" means the date on which the Warrants are redeemed pursuant to the Warrant Agreement.

          "Warrant Requirements" mean:

               (1) a registration statement covering the issuance and sale or resale of Common Stock to the holders of Warrants upon exercise of such Warrants shall be effective under the Securities Act, or such issuance and sale shall be exempt from the registration requirements of the Securities Act;

               (2) the shares of Common Stock shall be registered, qualified or deemed to be exempt under the securities laws of the state of residence of such holder of Warrants; and

               (3) a then current prospectus shall be available for delivery to exercising holders of the Warrants.

               "Warrant Value" has the meaning set forth in the Warrant
Agreement.

                                   ARTICLE II

                               TRUST INDENTURE ACT

Section 2.1.   Trust Indenture Act; Application.

               (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration in order for this Declaration to be qualified under the Trust Indenture Act and shall be governed, to the extent applicable, by such provisions.

               (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

               (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

               (d) The application of the Trust Indenture Act to this Declaration shall not affect the Trust's classification as a grantor trust for United States federal income tax purposes and shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

Section 2.2.   Lists of Holders.

               (a) Except when the Property Trustee is the Registrar, each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide the Property Trustee a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders"):

                    (i) as of the Regular Record Date or other record date relating to the payment of any Distribution, at least one Business Day prior to the date for payment of such Distribution, except while the Preferred Securities are represented by one or more Global Preferred Securities, and

                    (ii) at any other time, within 30 days of receipt by the
                         Trust of a written request from the Property Trustee for a List of Holders as of a date no more than fifteen days before such List of Holders is given to the Property Trustee.

If at any time the List of Holders does not differ from the most recent List of Holders provided to the Property Trustee by the Sponsor and the Administrative Trustees on behalf of the Trust, then neither the Sponsor nor the Administrative Trustees shall be obligated to deliver such List of Holders. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying

Agent (if acting in such capacity); provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

               (b) The Property Trustee shall comply with its obligations under, and shall be entitled to the benefits of, Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

Section 2.3.   Reports by the Property Trustee.

               Within 60 days after May 15 of each year (commencing with the year of the first anniversary of the issuance of the Preferred Securities), the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee also shall comply with the requirements of Section 313(d) of the Trust Indenture Act.

Section 2.4.   Periodic Reports to the Property Trustee.

               Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as are required by Section 314 of the Trust Indenture Act, if any, and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

Section 2.5.   Evidence of Compliance with Conditions Precedent.

               Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee annually such evidence of compliance with any conditions precedent provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to
Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

Section 2.6.   Trust Enforcement Events; Waiver.

               (a) The Holders of a Majority in Liquidation Amount of the Preferred Securities may waive, by vote or written consent, on behalf of the Holders of all of the Preferred Securities, any past Trust Enforcement Events in respect of the Preferred Securities and its consequences; provided, however, that if the underlying Indenture Event of Default:

                    (i) is not waivable under the Indenture, the related Trust Enforcement Event under this Declaration also shall not be waivable; or

                    (ii) requires the vote or consent of the holders of greater than a majority in aggregate principal amount of the Debentures (a "Super Majority") to be waived under the Indenture, the related Trust Enforcement Event under this Declaration only may be waived by the vote or written consent of the Holders of at least the proportion in aggregate liquidation amount of the Preferred

                         Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

               The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

               Upon such waiver, any such Trust Enforcement Event in respect of the Preferred Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of a Trust Enforcement Event with respect to the Preferred Securities also shall be deemed to constitute a waiver by the Holders of the Common Securities of any such Trust Enforcement Event with respect to the Common Securities for all purposes of this Declaration without any further act, vote or consent of the Holders of the Common Securities.

               (b) The Holders of a Majority in Liquidation Amount of the Common Securities may waive, by vote or written consent, on behalf of the Holders of all of the Common Securities, any past Trust Enforcement Event in respect of the Common Securities and its consequences; provided that if the underlying Indenture Event of Default is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Trust Enforcement Event as provided below in this Section 2.6(b), the related Trust Enforcement Event under this Declaration also shall not be waivable. The Holders of Common Securities shall be deemed to have waived any and all Trust Enforcement Events with respect to the Common Securities and the consequences thereof until all Trust Enforcement Events with respect to the Preferred Securities have been cured, waived or otherwise eliminated. Until all Trust Enforcement Events in respect of the Preferred Securities shall have been so cured, waived or otherwise eliminated, the Property Trustee shall be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities shall have the right to direct the Property Trustee in accordance with the terms of the Securities.

               The foregoing provisions of this Section 2.6(b) shall be in lieu of Section 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act, and Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such cure, waiver or other elimination, any such default shall cease to exist and any Trust Enforcement Event with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Trust Enforcement Event with respect to the Common Securities or impair any right consequent thereon.

               (c) A waiver of an Indenture Event of Default by the Property Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the related Trust Enforcement Event under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act, and Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

Section 2.7.   Trust Enforcement Events; Notice.

               (a) The Property Trustee shall, within 90 days after the occurrence of a Trust Enforcement Event actually known to a Responsible Officer, transmit by mail, first class postage prepaid, to the Holders, notice of such Trust Enforcement Event unless such Trust Enforcement Event has been cured before the giving of such notice; provided, however, that except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer in good faith determines that the withholding of such notice is in the interests of the Holders.

               (b) The Property Trustee shall not be deemed to have knowledge of any Trust Enforcement Event except for:

                    (i) a default under Sections 2.4(a) and 2.4(b) of the First Supplemental Indenture; or

                    (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer charged with the administration of this Declaration shall have actual knowledge.

                                   ARTICLE III

                                  ORGANIZATION

Section 3.1.   Name.

               The Trust is named "New York Community Capital Trust V", as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders. The Trust's activities may be conducted under the name of the Trust.

Section 3.2.   Office.

               The address of the principal office of the Trust is c/o New York Community Bancorp, Inc., 615 Merrick Avenue, Westbury, New York 11590. On ten Business Days' written notice to the Holders, the Administrative Trustees may designate another principal office.

Section 3.3.   Purpose.

               The exclusive purposes and functions of the Trust are:

               (a)  to issue and sell the Securities;

               (b) to use the proceeds from the sale of the Securities to acquire the Debentures; and

               (c) except as otherwise limited herein, to engage in only those other activities necessary, advisable or incidental thereto and to the issuance of the Units.

               By acceptance of this Trust, none of the Trustees, the Sponsor, the Holders or the Preferred Security Beneficial Owners will take any position that is contrary to the classification of the Trust as a grantor trust for United States federal income tax purposes.

Section 3.4.   Authority.

               (a) Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive authority to carry out the purposes of the Trust. Any action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and shall serve to bind the Trust, and any action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and shall serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

               (b) Except as expressly set forth in this Declaration and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

               (c) Unless otherwise determined by the Administrative Trustees and except as otherwise required by the Statutory Trust Act or applicable law, any Administrative Trustee is authorized to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.7.

               (d) Notwithstanding anything contained herein or elsewhere to the contrary, the Trust has power and authority and is hereby authorized and empowered, without the need for any further action on its part to execute, deliver and perform its obligations under this Agreement, the Unit Agreement, the Underwriting Agreement, the Common Securities Subscription Agreement, the Debentures Subscription Agreement, the Units and the Securities.

Section 3.5.   Title to Property of the Trust.

               Except as provided in Section 3.8 with respect to the Debentures and the Property Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

Section 3.6.   Prohibition of Actions by the Trust and the Trustees.

               The Trust shall not, the Trustees shall not, and the Administrative Trustees shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not, the Trustees shall not, and the Administrative Trustees shall cause the Trust not to:

                    (i) invest any proceeds received by the Trust in connection with its ownership of Debentures, but the Trust shall distribute all such proceeds to Holders pursuant to the terms of this Declaration and of the Securities;

                    (ii) acquire any assets other than as expressly provided herein;

                    (iii) possess any power or otherwise act in such a way as to vary the Trust assets;

                    (iv) possess property for any purpose other than a Trust purpose;

                    (v) make any loans or incur any indebtedness other than loans represented by the Debentures;

                    (vi)   mortgage or pledge any of the Trust's assets;

                    (vii) possess any power or otherwise act in such a way as to vary the terms of the Securities in any way whatsoever (except to the extent expressly authorized in this Declaration or by the terms of the Securities);

                    (viii) issue any securities or other evidences of ownership of, or beneficial interest in, the Trust other than the Securities;

                    (ix) other than as provided in this Declaration or by the terms of the Securities:

                           (A) direct the time, method and place of conducting any proceeding with respect to any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee with respect to the Debentures;

                           (B) waive any past Indenture Event of Default that is waivable under the Indenture;

                           (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable; or

                           (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required, unless the Trust shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that such amendment, modification or termination will not cause more than an insubstantial risk that the Trust will not be classified as a grantor trust for United States federal income tax purposes;

                    (x) take any action inconsistent (in the case of the Property Trustee or the Delaware Trustee, to the actual knowledge of a Responsible Officer thereof) with the status of the Trust as a grantor trust for United States federal income tax purposes; or

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

                    (xi) revoke any action previously authorized or approved by vote of the Holders of the Preferred Securities.

Section 3.7.   Powers and Duties of the Administrative Trustees.

               The Administrative Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities to:

               (a) establish the terms and forms of the Securities in the manner specified in Section 6.1 and to issue and sell the Securities in accordance with this Declaration; provided, however, that:

                    (i) the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities;

                    (ii) there shall be no interests in the Trust other than the Securities; and

                    (iii) the issuance of Securities shall be limited to a
                          simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date;

               (b) acquire the Debentures with the proceeds of the sale of the Securities; provided, however, that the Administrative Trustees shall cause legal title to the Debentures to be beneficially held in the name of the Property Trustee for the benefit of the Holders;

               (c) give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event;

               (d) establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders as to such actions and applicable record dates;

               (e) take all actions and perform such duties as may be required of the Administrative Trustees or the Trust pursuant to the terms of this Declaration, the Unit Agreement, the Underwriting Agreement, the Common Subscription Agreement, the Debenture Subscription Agreement, the Units and the Securities;

               (f) bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e) the Property Trustee has the exclusive power to bring such Legal Action;

               (g) employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants to conduct only those services that the Administrative Trustees have authority to conduct directly, and to pay reasonable compensation for such services;

               (h) cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

               (i)  give to the Property Trustee the certificate required by
Section 314(a)(4) of the Trust Indenture Act, which certificate may be executed by any Administrative Trustee;

               (j) incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

               (k) act as, or appoint another Person to act as, Registrar and Transfer Agent for the Securities or to appoint a Paying Agent for the Securities as provided in Section 6.14;

               (l) give prompt written notice to the Property Trustee and to Holders of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

               (m) take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders or to enable the Trust to effect the purposes for which the Trust was created;

               (n) take any action not inconsistent with this Declaration or with applicable law that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the purposes and functions of the Trust as set forth in Section 3.3 or the activities of the Trust as set out in this Section 3.7, as long as such action does not materially adversely affect the interests of the Holders, including but not limited to:

                    (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                    (ii) causing the Trust to be classified as a grantor trust for United States federal income tax purposes; and

                    (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes;

               (o) take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees on behalf of the Trust;

               (p) execute and deliver all documents or instruments, including the Unit Agreement, the Underwriting Agreement, the Common Securities Subscription Agreement, the Debentures Subscription Agreement, the Units and the Securities, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing; and

               (q) to prepare any registration statements or reports required to be filed or submitted with the Commission with respect to the Securities pursuant to the Exchange Act.

               The Administrative Trustees shall exercise the powers set forth in this Section 3.7 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

               Subject to this Section 3.7, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in
Section 3.8.

               Any expenses incurred by the Administrative Trustees pursuant to this Section 3.7 shall be reimbursed by the Debenture Issuer.

               Unless otherwise required by the Statutory Trust Act or other applicable law, such Administrative Trustee, acting alone, is authorized to execute and deliver on behalf of the Trust, any documents, instruments or certificates that the Administrative Trustees have the power and authority to execute pursuant to this Section 3.7.

Section 3.8.   Powers and Duties of the Property Trustee.

               (a) The legal title to the Debentures shall be owned by and beneficially held in the name of the Property Trustee in trust for the benefit of the Trust and the Holders. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

               (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

               (c)  The Property Trustee shall:

                    (i) establish and maintain the Property Account in the name of and under the exclusive control of the Property Trustee on behalf of the Holders and, upon the receipt of payments of funds made in respect of the Debentures, deposit such funds into the Property Account and make payments or (cause the Paying Agent to make payments) to the Holders from the Property Account in accordance with Section 6.5. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Declaration;

                    (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Securities to the extent the Debentures are redeemed or mature; and

                    (iii) upon written direction by the Sponsor to dissolve the
                          Trust, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to the Holders in exchange for the Securities.

               (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Declaration, the Unit Agreement and the Securities.

               (e) Subject to Section 3.9(a), the Property Trustee shall take any Legal Action which arises out of or in connection with:

                    (i) a Trust Enforcement Event of which a Responsible Officer has actual knowledge; or

                    (ii) the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act;

provided, however, that if a Trust Enforcement Event has occurred and is continuing and such Trust Enforcement Event is attributable to the failure of the Debenture Issuer to pay the principal of or premium, if any, or interest on the Debentures on the date such principal, premium, if any, or interest is otherwise payable (or in connection with a distribution of Debentures in exchange for Preferred Securities and repurchase of Debentures under Sections
6.7 and 6.8), a Holder of Preferred Securities may institute, to the fullest extent permitted by law, a proceeding directly against the Debenture Issuer to enforce payment to such Holder of the principal of or premium, if any, or interest on the Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Debenture Issuer to such Holder of Preferred Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

               (f) The Property Trustee shall continue to serve as a Trustee until either:

                    (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders pursuant to the terms of the Securities; or

                    (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with
                          Section 5.6.

               (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if a Trust Enforcement Event actually known to a Responsible Officer occurs and is continuing, the Property Trustee shall enforce, for the benefit of Holders, its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

               (h) The Property Trustee shall be authorized to undertake any actions set forth in Section 317(a) of the Trust Indenture Act.

               (i) The Property Trustee may authorize one or more Persons to act as additional Paying Agents and to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities, and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any such additional Paying Agent may be removed by the Property Trustee at any time, and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

               (j) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.7.

               The Property Trustee shall exercise the powers set forth in this
Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

Section 3.9.   Certain Duties and Responsibilities of the Property Trustee.

               (a) If a Trust Enforcement Event has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and shall use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

               (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                    (i) prior to the occurrence of a Trust Enforcement Event and after the cure or waiver of all such Trust Enforcement Events that may have occurred:

                         (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and in the Securities, and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration and in the Securities, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                         (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming on their face to the requirements of this Declaration; provided, however, that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine such certificates or opinions to determine whether or not on their face they conform to the requirements of this Declaration (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

                    (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made;

                    (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it without negligence, in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

                    (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers;

                    (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

                    (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                    (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor, and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

                    (viii) the Property Trustee shall not be responsible for
                           monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Declaration, nor shall the

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

                           Property Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.

Section 3.10.  Certain Rights of the Property Trustee.

               (a)  Subject to the provisions of Section 3.9:

                    (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                    (ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

                    (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may request, in the absence of bad faith on its part, and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

                    (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                    (v) the Property Trustee may consult with counsel or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Sponsor or any of its Affiliates and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                    (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including reasonable attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; provided that nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Indenture Event of Default (of which the Property Trustee is deemed to have knowledge as provided in Section 2.7(b) hereof), of its obligation to exercise the rights and powers vested in it by this Declaration;

                    (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it sees fit;

                    (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys, and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                    (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action, and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                    (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee:

                           (A) may request instructions from the Holders which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action;

                           (B) may refrain from enforcing such remedy or right
                               or taking such other action until such
                               instructions are received; and

                           (C) shall be protected in conclusively relying on or
                               acting in accordance with such instructions;

                    (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

                    (xii) with respect to the calculation of the Accreted Value, the Property Trustee may conclusively rely upon the calculation thereof determined by the Calculation Agent; and

                    (xiii) the Property Trustee shall not be liable for any
                           action taken, suffered, or omitted to be taken by it without negligence, in good faith and reasonably believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Declaration.

              (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

Section 3.11. Powers and Duties of the Delaware Trustee.

              Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers of, nor shall the Delaware Trustee have any of the duties and responsibilities of, the Administrative Trustees or the Property Trustee described in this Declaration (except as required under the Statutory Trust
Act). Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Statutory Trust Act. In the event the Delaware Trustee is required to take any action or perform any duty hereunder, the Delaware Trustee shall be entitled to the benefits of Sections 3.9(b)(ii) to (viii), inclusive, and Section 3.10. No implied covenants or obligations shall be read into this Declaration against the Delaware Trustee.

Section 3.12. Not Responsible for Recitals or Issuance of Securities.

              The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration, the Securities, the Debentures or the Indenture.

Section 3.13. Duration of the Trust.

              The Trust, unless earlier dissolved or terminated pursuant to the provisions of Article VIII, shall have existence up to November 1, 2051.

Section 3.14. Mergers, Consolidations, Conversions, Amalgamations or Replacements of the Trust.

              (a) The Trust may not merge with or into, consolidate with, convert into, amalgamate with, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any Person, except as described in Section 3.14(b) and 3.14(c) and except with respect to the distribution of Debentures to Holders pursuant to Article 6 or
Article 8 of this Declaration.

              (b) At the request of the Sponsor and with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders, the Delaware Trustee or the Property Trustee, the Trust may merge with or into, consolidate with, convert into, amalgamate with, be replaced by or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, a trust organized as such under the laws of any state; provided that:

                  (i) if the Trust is not the successor entity, such successor entity (the "Successor Entity") either:

                        (A) expressly assumes all of the obligations of the Trust with respect to the Securities; or

                        (B) substitutes for the Securities other securities having substantially the same terms as the Securities (the "Successor Securities"), so long as the Successor Securities rank the same as the Securities rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise;

                  (ii) if the Trust is not the successor entity, the Sponsor expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Debentures;

                  (iii) the Successor Securities are, or upon notification of issuance will be, listed (or eligible for trading) on any national securities exchange or with any other organization on which the Preferred Securities were listed or quoted (or otherwise eligible for trading) prior to such merger, consolidation, conversion, amalgamation, replacement, conveyance, transfer or lease;

                  (iv) if the Preferred Securities (including any Successor Securities) are rated by any nationally recognized statistical rating organization prior to such transaction, such merger, consolidation, conversion, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

          (v) such merger, consolidation, conversion, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the new entity);

          (vi) such Successor Entity, if not the Trust, has a purpose identical in all material respects to that of the Trust;

          (vii) prior to such merger, consolidation, conversion, amalgamation, replacement, conveyance, transfer or lease, the Sponsor has received an Opinion of Counsel to the Trust, rendered by an independent law firm experienced in such matters, to the effect that:

                    (A) such merger, consolidation, conversion, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                    (B) following such merger, consolidation, conversion, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                    (C) following such merger, consolidation, conversion, amalgamation, replacement, conveyance, transfer or lease, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes;

          (viii) if the Trust is not the successor entity, the Sponsor or any permitted successor or assignee owns all of the common securities of such Successor Entity and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Guarantee;

          (ix) the Successor Entity expressly assumes all of the obligations of the Trust; and

                    (x) there shall have been furnished to the Property Trustee an Officers' Certificate and an Opinion of Counsel to the effect that all conditions precedent in this Declaration to such transaction have been satisfied.

               (c) Notwithstanding Section 3.14(b), the Trust shall not, except with the consent of Holders of 100% in aggregate liquidation amount of the Securities, merge with or into, consolidate with, convert into, amalgamate with, be replaced by, or convey, transfer or acquire by conveyance, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other Person or permit any other Person to merge with or into, consolidate with, convert into, amalgamate with, replace it, acquire by conveyance, transfer or lease its properties and assets as an entirety or substantially as an entirety, if such merger, consolidation, conversion, amalgamation, replacement, conveyance, transfer or lease would cause the Trust or the Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes or would cause each Holder of Securities not to be treated as owning an undivided beneficial interest in the Debentures.

Section 3.15.  Property Trustee May File Proofs of Claim.

               In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Securities are then due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee has made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise to:

               (a) file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Securities (or, if the Securities are original issue discount securities, such portion of the liquidation amount as may be specified in the terms of such securities) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

               (b) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee consents to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

               Nothing contained herein shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt, on behalf of any Holder, any plan of reorganization, arrangement, adjustment or compensation affecting the Securities or the rights of any Holder or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

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                                   ARTICLE IV

                                     SPONSOR

Section 4.1.   Responsibilities of the Sponsor.

               In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

               (a) to prepare for filing by the Trust with the Commission one or more Registration Statements on Form S-3 in relation to the Preferred Securities, including any amendments thereto;

               (b) to determine the states in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such states;

               (c) if the Preferred Securities are separately traded from the Units and the applicable exchange listing requirements are met, to prepare for execution and filing by the Trust an application to permit the Preferred Securities to trade or be quoted or listed in or on the New York Stock Exchange or any other national securities exchange, quotation system or the Nasdaq National Market for listing or quotation upon notice of issuance of the Preferred Securities; and

               (d) to prepare any registration statements or reports required to be filed or submitted with the Commission with respect to the Securities pursuant to the Exchange Act.

Section 4.2.   Indemnification and Expenses of the Trustees.

               The Sponsor, in its capacity as Debenture Issuer, agrees to indemnify the Property Trustee and the Delaware Trustee (including in their respective individual capacities) for, and to hold each of them harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Property Trustee or the Delaware Trustee, as the case may be, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending either of them against any claim or liability in connection with the exercise or performance of any of their respective powers or duties hereunder. The provisions of this Section 4.2 shall survive the resignation or removal of the Delaware Trustee or the Property Trustee and the termination of this Declaration.

Section 4.3.   Right to Proceed.

               The Sponsor acknowledges the rights of the Holders of Preferred Securities, in the event that a failure of the Trust to pay Distributions on the Preferred Securities is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures, to institute a Direct Action against the Debenture Issuer for enforcement of its payment obligations on the Debentures.

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                                   ARTICLE V

                                    TRUSTEES

Section 5.1.   Number of Trustees.

               The number of Trustees initially shall be five, and:

               (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

               (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities at a meeting of the Holders of the Common Securities or by written consent in lieu of such meeting; provided, however, that the number of Trustees shall in no event be less than three; and provided, further, that:

                    (i)   one Trustee shall be the Delaware Trustee;

                    (ii) one Trustee shall be the Property Trustee, which, for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, shall meet the requirements of applicable law; provided that the Property Trustee also may serve as Delaware Trustee if it meets the applicable requirements; and

                    (iii) at least one Trustee shall be an Administrative
                          Trustee who shall be an employee or officer of, or shall be affiliated with, the Sponsor.

Section 5.2.   Delaware Trustee; Eligibility.

               (a) If required by the Statutory Trust Act, one Trustee (the "Delaware Trustee") shall be:

                    (i) a natural person who is a resident of the State of Delaware; or

                    (ii) if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law;

provided that if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, the Property Trustee also shall be the Delaware Trustee and Section 3.11 shall have no application.

               (b)  The initial Delaware Trustee shall be:

                    Wilmington Trust Company
                    Rodney Square North
                    1100 North Market Street
                    Wilmington, DE 19890

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

Section 5.3.   Property Trustee; Eligibility.

               (a) There shall at all times be one Trustee which shall act as Property Trustee (the "Property Trustee"). The Property Trustee shall:

                    (i)  not be an Affiliate of the Sponsor; and

                    (ii) be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

               (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(b).

               (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holders of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall comply in all respects with the provisions of Section 310(b) of the Trust Indenture Act.

               (d) The Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

               (e)  The initial Property Trustee shall be:

                    Wilmington Trust Company
                    Rodney Square North
                    1100 North Market Street
                    Wilmington, DE 19890
                    Attention: Corporate Trust Administration

Section 5.4.   Qualifications of Administrative Trustees Generally.

               Each Administrative Trustee (each, an "Administrative Trustee") shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

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

Section 5.5.   Initial Administrative Trustees.

               The initial Administrative Trustees shall be Messrs. Joseph R. Ficalora, Robert Wann and Thomas R. Cangemi, the business address of each of whom is c/o New York Community Bancorp, Inc., 615 Merrick Avenue, Westbury, New York 11590.

Section 5.6.   Appointment, Removal and Resignation of Trustees.

               (a) Subject to Section 5.6(b), the Trustees may be appointed or removed without cause at any time:

                    (i) until the issuance of any Securities, by written instrument executed by the Sponsor;

                    (ii) unless a Trust Enforcement Event shall have occurred and be continuing after the issuance of any Securities, by vote of the Holders of a Majority in Liquidation Amount of the Common Securities at a meeting of the Holders of the Common Securities or by written consent in lieu of such meeting; and

                    (iii) if a Trust Enforcement Event shall have occurred and be continuing after the issuance of the Securities, with respect to the Property Trustee or the Delaware Trustee, by vote of Holders of a Majority in Liquidation Amount of the Preferred Securities at a meeting of Holders of the Preferred Securities or by written consent in lieu of such meeting.

               (b)  The Property Trustee shall not be removed in accordance with
Section 5.6(a) until a successor Trustee possessing the qualifications to act as Property Trustee under Section 5.3(a) (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Administrative Trustees and the Sponsor.

               (c)  The Delaware Trustee shall not be removed in accordance with
Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Section 5.2(a) (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrative Trustees and the Sponsor.

               (d) A Trustee appointed to office shall hold office until a successor shall have been appointed or until death, dissolution, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by a written instrument signed by such Trustee and delivered to the Sponsor, the Trust and the other Trustees, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                    (i) no such resignation of the Property Trustee shall be effective:

                          (A) until a Successor Property Trustee has been appointed and has accepted such appointment by written

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

                             instrument executed by such Successor Property Trustee and delivered to the Trust, the Administrative Trustees, the Sponsor and the resigning Property Trustee; or

                         (B) until the assets of the Trust have been completely
                             liquidated and the proceeds thereof distributed to the Holders; and

                    (ii) no such resignation of the Delaware Trustee shall be
                         effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Administrative Trustees, the Sponsor and the resigning Delaware Trustee.

               (e) The Holders of the Common Securities or, if a Trust Enforcement Event shall have occurred and be continuing after the issuance of the Securities, the Holders of the Preferred Securities, shall use their best efforts to promptly appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

               (f) If no Successor Property Trustee or Successor Delaware Trustee, as the case may be, shall have been appointed and accepted appointment as provided in this Section 5.6 within 60 days after delivery of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may at the expense of the Sponsor petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee, as applicable. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

               (g) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

               (h) At the time of resignation or removal of the Property Trustee or the Delaware Trustee, the Sponsor shall pay to such Trustee any amounts that may be owed to such Trustee pursuant to Section 9.4.

               (i) Any successor Delaware Trustee is authorized to file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware identifying the name and principal place of business of such successor Delaware Trustee in the State of Delaware.

Section 5.7.   Vacancies among Trustees.

               If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

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

Section 5.8.   Effect of Vacancies.

               The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust or terminate this Declaration. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 5.6, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

Section 5.9.   Meetings.

               If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person or telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting unless such notice is waived by all of the Administrative Trustees. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter; provided that a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

Section 5.10.  Delegation of Power by the Administrative Trustees.

               (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his power for the purpose of executing any documents which the Administrative Trustees have power and authority to cause the Trust to execute pursuant to Section 3.7.

               (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

Section 5.11.  Merger, Conversion, Consolidation or Succession to Business.

               Any Person into which the Property Trustee, the Delaware Trustee or any Administrative Trustee that is not a natural person, as the case may be, may be merged or converted or with which such Trustee may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any Person

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

succeeding to all or substantially all the corporate trust business of such Trustee, shall be the successor of such Trustee under this Declaration without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such Person shall be otherwise qualified and eligible under this Article V; provided, further, that such Person shall file an amendment to the Certificate of Trust with the Delaware Secretary of State as contemplated in Section 5.6(i).

                                   ARTICLE VI

                                 THE SECURITIES

Section 6.1. General Provisions Regarding the Securities.

             (a) The Administrative Trustees shall issue on behalf of the Trust one class of preferred securities representing undivided preferred beneficial interests in the assets of the Trust (the "Preferred Securities") and one class of common securities representing undivided common beneficial interests in the assets of the Trust (the "Common Securities").

                  (i) The Preferred Securities of the Trust shall number 5,500,000 and shall have an aggregate stated liquidation amount with respect to the assets of the Trust of $275,000,000, a stated liquidation amount with respect to the assets of the Trust of $50.00 per Preferred Security and an accreted value at any time equal to the Accreted Value. The Preferred Securities are hereby designated for the purposes of identification only as the Preferred Securities. The Preferred Securities Certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

                  (ii) The Common Securities of the Trust shall number 170,104 and shall have an aggregate liquidation amount with respect to the assets of the Trust of $8,505,200, a stated liquidation amount with respect to the assets of the Trust of $50.00 per Common Security and an accreted value at any time equal to the Accreted Value. The Common Securities are hereby designated for the purposes of identification only as the Common Securities. The Common Securities Certificates evidencing the Common Securities shall be substantially in the form of Exhibit B, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

             (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

             (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and nonassessable beneficial interests in the assets of the Trust.

               (d) Each Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration, the Guarantee, the Indenture and the Debentures.

               (e) Payment of Distributions on, and any payment of the Redemption Price upon a redemption of, the Securities shall be made on a Pro Rata basis based on the liquidation amount of such Securities; provided that if, on any date on which payment of a Distribution or the Redemption Price is to be made, an Indenture Event of Default has occurred and is continuing, then such payment shall not be made on any of the Common Securities, and no other payment on account of the redemption, liquidation or other acquisition of such Common Securities shall be made, until all accumulated and unpaid Distributions or payments of the Redemption Price, as the case may be, on all of the outstanding Preferred Securities for which Distributions are to be paid or that have been called for redemption, as the case may be, are fully paid. All funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or the Redemption Price of, the Preferred Securities then due and payable.

               (f) Neither the issuance of Preferred Securities nor the issuance of Common Securities, is subject to preemptive or other similar rights to subscribe for any additional securities. The Holders of the Securities shall not have any preemptive or similar rights to subscribe for any additional securities.

Section 6.2.   Execution and Authentication.

               (a) Each Certificate shall be signed on behalf of the Trust by an Administrative Trustee by manual or facsimile signature. If any Administrative Trustee of the Trust who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the person who signed such Securities had not ceased to be such Administrative Trustee; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of this Declaration any such person was not such an Administrative Trustee.

               (b) A Preferred Securities Certificate shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that such Preferred Securities Certificate has been authenticated under this Declaration.

               (c) Upon a written order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate the Preferred Securities for original issue. The aggregate number of Preferred Securities outstanding at any time shall not exceed the aggregate stated liquidation amount set forth in Section 6.1(a)(i).

               (d) The Property Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Property Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Property Trustee in good faith shall determine that such action would expose the Property Trustee to personal liability to existing Holders.

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

             (e) The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred Securities. An authenticating agent may authenticate Preferred Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate.

Section 6.3. Form and Dating.

             The Preferred Securities shall be evidenced by one or more certificates substantially in the form of Exhibit A and the Common Securities shall be evidenced by one or more certificates substantially in the form of Exhibit B. The Property Trustee's certificate of authentication shall be substantially in the form set forth in Exhibit A.

             The terms and provisions of the Securities set forth in Exhibits
A and B are part of the terms of this Declaration and to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.

             The Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof. The Certificates may have letters, CUSIP or other numbers, notations or other marks of identification or designation and such legends or endorsements as the Administrative Trustees may deem appropriate, or as may be required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust).

             Each Security shall be dated the date of its authentication.

             Upon the execution and delivery of this Declaration, the Preferred Securities shall be issued as a component of a Unit, in fully registered form without Distribution coupons (the "Global Unit Certificate"), substantially in the form set forth in Exhibit A of the Unit Agreement. The Preferred Securities also initially shall be issued in the form of one or more global Certificates in fully registered form without Distribution coupons and with the global legends specified in Exhibit A (each, a "Global Preferred Security"), substantially in the form of Exhibit A. The Global Preferred Securities shall be registered in the name of the Clearing Agency or a nominee of the Clearing Agency, duly executed by the Trust and authenticated by the Property Trustee, and deposited on behalf of the purchasers of the Preferred Securities represented thereby with the Property Trustee, at the Corporate Trust Office, as custodian for the Clearing Agency. The Global Preferred Securities shall represent such of the outstanding Preferred Securities as shall be specified in the "Schedule of Increases or Decreases in Global Preferred Security" attached thereto (or on the books and records of the Property Trustee and the Clearing Agency or its nominee). Initially the number of Preferred Securities evidenced by a Global Preferred Security shall be zero. Thereafter, the number of Preferred Securities represented by the Global Preferred Securities may from time to time be increased or decreased by adjustments made on the "Schedule of Increases or Decreases in Global Preferred Security" attached thereto (or books and records of the Property Trustee and the Clearing Agency or its nominee) as hereinafter provided.

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

              Except as provided in Sections 6.22(f) and 6.22(g), Preferred Security Beneficial Owners shall not be entitled to receive physical delivery of definitive, fully registered Preferred Securities Certificates ("Definitive Preferred Securities").

Section 6.4.  The Sponsor's Purchase of the Common Securities.

              (a) On the Closing Date, the Sponsor shall purchase all of the Common Securities then issued by the Trust, in an aggregate liquidation amount equal to at least 3% of the total capital of the Trust, at such time as the Preferred Securities are sold and issued. The aggregate stated liquidation amount of the Common Securities outstanding at any time shall not be less than 3% of the total capital of the Trust.

              (b) For so long as the Preferred Securities remain outstanding, the Sponsor shall covenant:

                  (i) to maintain, directly or indirectly, 100% ownership of the Common Securities; provided, however, that any permitted successor of the Sponsor (in its capacity as Debenture Issuer) under the Indenture may succeed to the Sponsor's ownership of such Common Securities;

                  (ii) to use its reasonable best efforts to cause the Trust to (a) remain a statutory trust, except in connection with the distribution of the Debentures to the Holders in liquidation of the Trust, the redemption of all of the Securities, or certain mergers, consolidations, conversions or amalgamations, each as permitted by this Declaration, (b) not to voluntarily dissolve, wind up, liquidate or be terminated, except as permitted by this Declaration and (c) otherwise continue to be classified as a grantor trust for United States federal income tax purposes;

                  (iii) to use its commercially reasonable efforts to ensure that the Trust will not be an Investment Company required to be registered under the Investment Company Act;

                  (iv) not to take any action that would be reasonably likely to cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes; and

                  (v) to use its reasonable best efforts to cause each Holder to be treated as owning an undivided beneficial interest in the assets of the Trust.

Section 6.5.  Distributions.

              (a) Holders shall be entitled to receive Distributions that shall be payable at a rate per annum of 6.00% (the "Coupon Rate") of the liquidation preference of $50 per Security from and including ___________, 2002 to, but excluding, the Remarketing Date, and at the Reset Rate of the Accreted Value of the Security on the Remarketing Date to, but excluding, the date of

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

redemption. At all times, the Distribution rate shall correspond to the interest rate on the Debentures. The amount of a Distribution payable shall be computed:

                   (i) for any full 90-day quarterly Distribution period, on the basis of a 360-day year consisting of twelve 30-day months;

                   (ii) for any period shorter than a full 90-day quarterly Distribution period, on the basis of a 30-day month; and

                   (iii) for any period shorter than a 30-day month, on the
                         basis of the actual number of days elapsed in the 30-day month.

Subject to Section 6.1(e), Distributions shall be made on the Securities on a Pro Rata basis. Distributions shall be payable on the Distribution Dates only to the extent that payments are made to the Trust in respect of the Debentures held by the Property Trustee and to the extent the Trust has funds available for the payment of such Distributions in the Property Account.

               (b) Distributions on the Securities shall accumulate from the date of original issue, shall be cumulative and shall be payable quarterly in arrears on February 1, May 1, August 1 and November 1 of each year (each, a "Distribution Date"), commencing on February 1, 2003, when, as and if available for payment, except as otherwise provided in this Declaration. Interest not paid on the Debentures on the scheduled Interest Payment Dates shall accrue and compound quarterly at the Coupon Rate of the aggregate principal amount or the Reset Rate of the Accreted Value of the Debentures on the Remarketing Date, as applicable, and, as a result, Distributions not paid on the scheduled Distribution Dates shall accumulate and compound quarterly at the Coupon Rate of the aggregate stated liquidation amount or the Reset Rate of the Accreted Value of the Preferred Securities on the Remarketing Date, as applicable ("Compounded Distributions"). The term "Distribution" shall mean ordinary quarterly distributions together with any Compounded Distributions.

               (c) As long as no Indenture Event of Default has occurred and is continuing and as long as a Failed Remarketing has not occurred, the Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period, at any time and from time to time, on the Debentures for a period not exceeding 20 consecutive quarters (each, an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures; provided that no Extension Period shall end on a date other than an Interest Payment Date or extend beyond the stated maturity of the Debentures. Upon the occurrence of a Failed Remarketing, any such Extension Period shall terminate and interest shall be payable in cash on the next Interest Payment Date. As a consequence of such deferral, Distributions also shall be deferred. Despite such deferral, interest on the Debentures shall continue to accrue with additional interest thereon (to the extent permitted by applicable law) and, as a result, Distributions shall continue to accumulate with additional Distributions thereon (to the extent permitted by applicable law) at the Coupon Rate of the aggregate principal amount or at the Reset Rate of the Accreted Value on the Remarketing Date, as the case may be, compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions of such Extension Period, may not exceed 20 consecutive quarters or extend beyond the stated maturity date of the Debentures. Upon the termination of

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

any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

               (d) Distributions on the Securities shall be payable to the Holders thereof as their names appear in the books and records of the Trust at the close of business on the relevant Regular Record Dates; provided that Distributions payable on the Remarketing Settlement Date shall be payable to the Holders thereof as their names appear in the books and records of the Trust at the close of business on the Special Record Date. If the Preferred Securities are represented by one or more Global Preferred Securities, the relevant Regular Record Dates shall be the close of business on the Business Day preceding the corresponding Distribution Date, unless a different Regular Record Date is established or provided for the corresponding Interest Payment Date on the Debentures. If the Preferred Securities are not represented by one or more Global Preferred Securities, the relevant Regular Record Dates for the Preferred Securities shall be at least one Business Day prior to the corresponding Distribution Dates, or such other dates as may be selected by the Administrative Trustees. The record dates for the Common Securities shall be the same as the record dates for the Preferred Securities. At all times, the Distribution Dates shall correspond to the Interest Payment Dates on the Debentures.

               Distributions payable on any Securities that are not punctually paid on any Distribution Date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, shall cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution instead shall be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture for payment of the corresponding defaulted interest on the Debentures.

               (e) If any date on which a Distribution is payable on the Securities is not a Business Day, payment of the Distribution payable on such date will be made on the next day that is a Business Day (and without any additional Distribution or other payment in respect of any such delay), except that if such Business Day is in the next calendar year, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on the date such payment was originally payable.

               (f) If and to the extent that the Debenture Issuer makes a payment of principal of and premium, if any, and interest on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution of the Payment Amount to the Holders on a Pro Rata basis, subject to Section 6.1(e).

               (g) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed on a Pro Rata basis among the Holders subject to 6.1(e).

Section 6.6. Remarketing.

               (a) In connection with a Remarketing of the Preferred
Securities:

                   (i) in connection with a Remarketing upon an Optional Redemption Remarketing Event or a Legal Cause Remarketing Event, the Accreted Value of the Debentures as of the end of the day on the

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

                         day next preceding the Remarketing Date shall become due on the date which is 180 days following the Remarketing Date, and, as a result, the Accreted Value of the Securities as of the end of the day on the day next preceding the Remarketing Date shall be redeemed on the date which is 180 days following the Remarketing Date;

                    (ii) beginning on the Remarketing Date, the rate of interest per annum on the Accreted Value of the Debentures shall become the Reset Rate on the Accreted Value of the Securities established in the Remarketing of the Preferred Securities, and, as a result, the Distribution rate per annum on the Accreted Value of the Securities shall become the Reset Rate established in the Remarketing of the Preferred Securities;

                   (iii) on the Remarketing Settlement Date, interest accrued and unpaid on the Debentures from and including the immediately preceding Interest Payment Date to, but excluding, the Remarketing Settlement Date shall be payable to the holders of the Debentures on the Special Record Date, and, as a result, Distributions accumulated and unpaid on the Securities from and including the immediately preceding Distribution Date to, but excluding, the Remarketing Settlement Date shall be payable to the Holders of the Securities on the Special Record Date;

                    (iv) in connection with a Remarketing upon an Optional
                         Redemption Remarketing Event or a Legal Cause Remarketing Event, the Sponsor shall be obligated to redeem the Warrants on the Remarketing Settlement Date at a redemption price per Warrant equal to the Warrant Value as of the end of the day on the day next preceding the Remarketing Date; and

                    (v) on and after the Remarketing Date, the Warrants shall be exercisable at the Exercise Price.

               (b) The proceeds from the Remarketing of the Preferred Securities shall be paid to the selling Holders; provided that upon an Optional Redemption Remarketing Event or a Legal Cause Remarketing Event, the proceeds from the Remarketing of the Preferred Securities that are held pursuant to the Unit Agreement for which the holders of such Units have elected to exercise their Warrants shall be paid directly to the Warrant Agent to satisfy in full the Exercise Price of the Warrants held by such holders with any excess proceeds being paid to the selling holders.

               (c) In connection with a Remarketing of the Preferred Securities and at any time thereafter, a purchaser may exchange its Preferred Securities for its Pro Rata share of Debentures. In such event, the Administrative Trustees shall cause Debentures held by the Property Trustee, having an aggregate Accreted Value equal to the aggregate Accreted Value of the Preferred Securities purchased by such purchaser and with accrued and unpaid interest equal to the accumulated and unpaid Distributions on the Preferred Securities purchased by such purchaser and having the same record date for payment as the Preferred Securities, to be distributed to such purchaser in exchange for such Holders' pro rata interest in the Trust. In such event, the Debentures held by the Trust shall decrease by the amount of Debentures delivered to the purchaser of Preferred Securities.

               (d) Upon the occurrence of an Optional Redemption Remarketing Event, the Sponsor shall cause a Remarketing of the Preferred Securities and select a Remarketing Date; provided, however, that the following conditions precedent are satisfied:

                   (i) as of the date on which the Sponsor elects to cause a Remarketing of the Preferred Securities and on the Remarketing Date, no Trust Enforcement Event or deferral of Distributions to Holders of the Preferred Securities shall have occurred and be continuing;

                   (ii) as of the date on which the Sponsor elects to cause a Remarketing of the Preferred Securities and on the Remarketing Date, the Warrant Requirements shall have been satisfied; and

                   (iii) on the Remarketing Date, the Legal Requirements shall have been satisfied.

The settlement of the Remarketing shall occur on the Remarketing Settlement Date; provided, however, that the following conditions precedent are satisfied on the Remarketing Settlement Date:

                         (A)  the Warrant Requirements shall be satisfied; and

                         (B) pursuant to the Warrant Agreement, a redemption of the Warrants of those holders who have not elected to exercise their Warrants prior to or on such date shall have been consummated.

If any of the foregoing conditions precedent are not satisfied, the Remarketing of the Preferred Securities cannot occur and the contemporaneous redemption of Warrants shall be canceled; provided, however, that if:

               (x) the Remarketing cannot occur because of a failure to satisfy either the Warrant Requirements or the Legal Requirements as of or on the relevant date or dates; and

               (y) the Sponsor is using its best efforts to satisfy such
                   Requirements;

the Sponsor shall have the right to cause a Remarketing of the Preferred Securities on a subsequent date which is no later than the Expiration Date; provided, however, that all applicable requirements and conditions precedents (including the timely occurrence of an Optional Redemption Remarketing Event) are satisfied.

               (e) Upon the occurrence of a Legal Cause Remarketing Event, the Sponsor shall cause a Remarketing of the Preferred Securities and select a Remarketing Date; provided, however, that the following conditions precedent are satisfied:

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

                   (i) as of the date on which the Sponsor elects to cause a Remarketing of the Preferred Securities and on the Remarketing Date, no Trust Enforcement Event shall have occurred and be continuing;

                   (ii) as of the date on which the Sponsor elects to cause a Remarketing of the Preferred Securities and on the Remarketing Date, the Warrant Requirements shall have been satisfied; and

                   (iii) on the Remarketing Date, the Legal Requirements shall have been satisfied.

The settlement of the Remarketing shall occur on the Remarketing Settlement Date; provided, however, that the following conditions precedent are satisfied on the Remarketing Settlement Date:

                         (A)  the Warrant Requirements shall be satisfied; and

                         (B) a redemption of the Warrants of those holders who have not elected to exercise their Warrants prior to or on such date shall have been consummated pursuant to the Warrant Agreement.

If any of the foregoing conditions precedent are not satisfied, the Remarketing cannot occur and the contemporaneous redemption of Warrants shall be canceled; provided, however, that if:

               (x) the Remarketing cannot occur because of a failure to satisfy either the Warrant Requirements or the Legal Requirements as of or on the relevant date or dates; and

               (y) the Sponsor is using its best efforts to satisfy such
                   Requirements;

the Sponsor shall have the right to cause a Remarketing of the Preferred Securities on a subsequent date which is no later than the Expiration Date; provided, however, that all applicable requirements and conditions precedents (including the timely occurrence of a Legal Cause Remarketing Event) are satisfied.

               (f) On the Maturity Remarketing Date, a Remarketing of the Preferred Securities shall occur; provided, however, that on such date, the Legal Requirements (to the extent applicable) shall have been satisfied.

               (g) If, for any reason, a Remarketing of the Preferred Securities does not occur on the Maturity Remarketing Date, the Administrative Trustees shall give notice thereof to all Holders of Preferred Securities (whether or not held pursuant to the Unit Agreement) prior to the close of business on the Business Day following the Maturity Remarketing Date. In such event:

                   (i) the rate of interest per annum on the Accreted Value of the Debentures (which, on the Maturity Remarketing Date, shall be equal to the principal amount of the Debentures) shall become

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

                         11.10%, and, as a result, the rate of Distribution per annum on the Accreted Value of the Securities (which, on the Maturity Remarketing Date, shall be equal to the liquidation preference of the Securities) shall become 11.10%;

                 (ii) the Accreted Value of the Debentures (and, as a result, the Accreted Value of the Securities) shall be due and payable on the day which is 180 days after the Maturity Remarketing Date; and

                 (iii) pursuant to the Indenture, the Debenture Issuer no longer shall have the option to defer payments of interest on the Debentures.

          (h) Upon the occurrence of an Optional Redemption Remarketing Event or a Legal Cause Remarketing Event, or upon the Maturity Remarketing Date, as long as the Preferred Securities are evidenced by Global Preferred Securities deposited with the Clearing Agency, the Sponsor shall request, not later than three nor more than 18 Business Days prior to the Remarketing Date, that the Clearing Agency notify the Holders of the Preferred Securities of the Remarketing of the Preferred Securities and of the procedures that must be followed if such Holder of Preferred Securities wishes to elect not to participate in the Remarketing of the Preferred Securities.

          (i) Upon the occurrence of a Remarketing Event, all of the Preferred Securities (excluding the Preferred Securities as to which the Holders thereof have elected not to participate in the Remarketing) shall be remarketed by the Remarketing Agent. Not later than 5:00 p.m. (New York City time) on the Business Day preceding the Remarketing Date, each Holder of Preferred Securities may elect not to have the Preferred Securities held by such Holder remarketed in the Remarketing. Holders of Preferred Securities that are not held pursuant to the Unit Agreement shall give such notice to the Property Trustee, and Holders of Preferred Securities that are held pursuant to the Unit Agreement shall give such notice to the Unit Agent. Holders of Preferred Securities that do not give notice of their intention not to participate in the Remarketing shall be deemed to have consented to the disposition of their Preferred Securities in the Remarketing. Any such notice shall be irrevocable and may not be conditioned upon the level at which the Reset Rate is established in the Remarketing.

     Not later than 5:00 p.m. (New York City time) on the Business Day preceding the Remarketing Date, the Property Trustee and the Unit Agent, as applicable, based on the notices received by it prior to such time, shall notify the Trust, the Sponsor and the Remarketing Agent of the number of Preferred Securities to be tendered for purchase in the Remarketing.

          (j) The right of each Holder to have Preferred Securities tendered for purchase shall be limited to the extent that:

                 (i) the Remarketing Agent conducts a Remarketing pursuant to the terms of the Remarketing Agreement;

                 (ii) the Remarketing Agent is able to find a purchaser or purchasers for the Preferred Securities deemed tendered; and

                 (iii) such purchaser or purchasers deliver the purchase price therefor to the Remarketing Agent.

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

          (k) On the Remarketing Date, the Remarketing Agent shall use commercially reasonable efforts to remarket the Preferred Securities deemed tendered for purchase at a price no less than 100% of the aggregate Accreted Value as of the end of the day on the day next preceding the Remarketing Date.

          (l) If, as a result of the efforts described in 6.6(k), the Remarketing Agent determines that it will be able to remarket all of the Preferred Securities deemed tendered for purchase at the purchase price set forth in Section 6.6(k) prior to 4:00 p.m. (New York City time) on the Remarketing Date, the Remarketing Agent shall determine the Reset Rate, which shall be the rate per annum (rounded to the nearest one-thousandth (0.001) of 1% per annum) that the Remarketing Agent determines, in its sole judgment, to be the lowest rate per annum that will enable it to remarket all of the Preferred Securities deemed tendered for Remarketing.

          (m) If none of the Holders of the Preferred Securities or the holders of the Units elects to have their Preferred Securities remarketed in the Remarketing, the Reset Rate shall equal the rate determined by the Remarketing Agent, in its sole discretion, as the rate that would have been established had a Remarketing been held on the Remarketing Date, and the related modifications to the other terms of the Preferred Securities and to the terms of the Debentures and the Warrants shall be effective as of the Remarketing Date.

          (n) If, by 4:00 p.m. (New York City time) on the Remarketing Date, the Remarketing Agent is unable to remarket all of the Preferred Securities deemed tendered for purchase, a "Failed Remarketing" shall be deemed to have occurred and the Remarketing Agent shall so advise by telephone (promptly confirmed in writing) the Clearing Agency, the Property Trustee, the Indenture Trustee and the Administrative Trustees on behalf of the Trust and the Sponsor. The Administrative Trustees shall then give notice of the Failed Remarketing to the Sponsor and the Holders of the Preferred Securities prior to the close of business on the Business Day following the Failed Remarketing Date. In the event of a Failed Remarketing:

                 (i) the Accreted Value of the Debentures as of the end of the day on the day next preceding the Failed Remarketing Date shall become due on the date which is 180 days following the Failed Remarketing Date, and, as a result, the Accreted Value of the Securities as of the end of the day on the day next preceding the Failed Remarketing Date shall be redeemed on the date which is 180 days following the Failed Remarketing Date;

                 (ii) beginning on the Failed Remarketing Date, the rate of interest per annum on the Accreted Value of the Debentures shall become 11.10%, and, as a result, the rate of Distribution per annum on the Accreted Value of the Securities shall become 11.10%; and

                 (iii) pursuant to the Indenture, the Debenture Issuer no longer shall have the option to defer payments of interest on the Debentures.

     Notwithstanding a Failed Remarketing, subject to the satisfaction of the Legal Requirements, the Warrants shall be redeemed at the Warrant Value and a holder of Warrants shall have the option to exercise its Warrants in lieu of such redemption, as provided in the Unit Agreement and the Warrant Agreement.

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

          (o) By approximately 4:30 p.m. (New York City time) on the Remarketing Date, provided that there has not been a Failed Remarketing, the Remarketing Agent shall advise, by telephone (promptly confirmed in writing):

                 (i) the Clearing Agency, the Property Trustee, the Indenture Trustee, the Trust and the Sponsor of the Reset Rate determined in the Remarketing and the number of Preferred Securities sold in the Remarketing;

                 (ii) each purchaser (or the Clearing Agency Participant thereof) of the Reset Rate and the number of Preferred Securities such purchaser is to purchase; and

                 (iii) each purchaser to give instructions to its Clearing Agency Participant to pay the purchase price on the Remarketing Settlement Date in same day funds against delivery of the Preferred Securities purchased through the facilities of the Clearing Agency.

          (p) In accordance with the Clearing Agency's normal procedures, on the Remarketing Settlement Date, the transactions described above with respect to each Preferred Security deemed tendered for purchase and sold in the Remarketing shall be executed through the Clearing Agency, and the accounts of the respective Clearing Agency Participants shall be debited and credited and such Preferred Securities delivered by book entry as necessary to effect purchases and sales of such Preferred Securities. The Closing Agency shall make payment in accordance with its normal procedures.

          (q) If any Holder of the Preferred Securities selling such Preferred Securities (or any holder of Units selling the Preferred Securities that are held pursuant to the Unit Agreement) in the Remarketing fails to deliver such Preferred Securities, the Clearing Agency Participant of such selling holder and of any other Person that was to have purchased Preferred Securities in the Remarketing may deliver to any such other Person a number of Preferred Securities that is less than the number of Preferred Securities that otherwise was to be purchased by such Person. In such event, the number of Preferred Securities to be so delivered shall be determined by such Clearing Agency Participant, and delivery of such lesser number of Preferred Securities shall constitute good delivery.

          (r) The Remarketing Agent is not obligated to purchase any Preferred Securities that otherwise would remain unsold in the Remarketing. Neither the Trust, any Trustee, the Sponsor nor the Remarketing Agent shall be obligated in any case to provide funds to make payment upon tender of the Preferred Securities for Remarketing.

          (s) Under the Remarketing Agreement, the Sponsor, in its capacity as Debenture Issuer, shall be liable for, and shall pay, any and all costs and expenses incurred in connection with the Remarketing, and the Trust shall not have any liabilities for such costs and expenses.

          (t) The tender and settlement procedures set in this Section 6.6, including provisions for payment by purchasers of the Preferred Securities in the Remarketing, shall be subject to modification to the extent required by the Clearing Agency or if the book-entry system

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

is no longer available for the Preferred Securities at the time of the Remarketing, to facilitate the tendering and remarketing of the Preferred Securities in definitive form. In addition, the Remarketing Agent may modify the settlement procedures set forth herein in order to facilitate the settlement process.

Section 6.7. Limited Right to Require Exchange of Preferred Securities and Repurchase of Debentures.

             (a) Upon the exercise of Warrants by a holder of Units on a date other than a Remarketing Settlement Date, such Holder shall have the right (the "Repurchase Right"), on the next Special Distribution Date that is no less than 180 days following the exercise date of such Warrants, to require the Trust to exchange the Preferred Securities related to such exercised Warrants for Debentures having a principal amount at maturity equal to the liquidation preference of such Preferred Securities on such exchange date plus accumulated and unpaid Distributions (including deferred Distributions) to such date, and to require the Debenture Issuer to repurchase such Debentures on the applicable Special Distribution Date.

             (b) To exercise its Repurchase Right, a Unit holder shall:

                 (i) provide the Administrative Trustees, the Exchange Agent and the Debenture Issuer with notice of its election to exercise its Repurchase Right no less than 30 days prior to the Special Distribution Date on which such repurchase is to be effected;

                 (ii) specify in such notice the number of Preferred Securities to be exchanged for Debentures by the Trust; and

                 (iii) certify to the Trust, the Administrative Trustees and the Debenture Issuer that such holder (A) has exercised the Warrants that are held pursuant to the Unit Agreement having an Exercise Price no less than the liquidation preference of the Preferred Security sought to be exchanged, and (B) is the beneficial owner of the Preferred Securities to be exchanged.

             (c) No less than three Business Days prior to the applicable Special Distribution Date:

                 (i) if the Preferred Securities to be exchanged are represented by a Global Preferred Security, the Property Trustee shall make, in accordance with the instructions of the Exchange Agent, the necessary endorsement to the "Schedule of Increases or Decreases in Global Preferred Security" attached to the Global Preferred Security to reduce the amount of Preferred Securities represented thereby and shall instruct the Indenture Trustee to transfer to the Exchange Agent a corresponding principal amount of Debentures; and

                 (ii) if the Preferred Securities to be exchanged are represented by Definitive Preferred Securities, (x) the Holder of such Preferred Securities shall present such Definitive Preferred Securities to

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

                         the Property Trustee for cancellation and the Property Trustee shall so notify the Registrar and (y) the Property Trustee shall instruct the Indenture Trustee to deliver to such Holder, definitive Debentures having a principal amount at maturity equal to the liquidation preference of the cancelled Preferred Securities of such Holder.

             (d) On the applicable Special Distribution Date, the Debenture Issuer shall repurchase, pursuant to the Indenture, the Debentures which were the subject of an exchange notice received by the Debenture Issuer pursuant to
Section 6.7(b) at the Repurchase Price.

Section 6.8. Change of Control Right to Require Exchange of Preferred Securities and Repurchase of Debentures.

             (a) Upon the occurrence of a Change of Control, each Holder of a Preferred Security shall have the right (a "Change of Control Repurchase Right") to exchange any or all of such Holder's Preferred Securities for Debentures having an Accreted Value on the date of exchange equal to the Accreted Value of such Preferred Securities on such exchange date, and to require the Debenture Issuer to repurchase such Debentures on the Change of Control Repurchase Date.

             (b) Within 30 days after the occurrence of a Change of Control, the Sponsor shall give notice to each Holder of a Preferred Security and the Property Trustee of the transaction that constitutes the Change of Control, identifying such transaction as constituting a Change of Control and setting forth the resulting repurchase right (the date of such notice, the "Change of Control Notice Date").

             (c) To exercise its Change of Control Repurchase Right, a Holder of Preferred Securities shall:

                 (i) provide the Trust, the Debenture Issuer, the Property Trustee and the Exchange Agent with irrevocable written notice of its election to exercise its Change of Control Repurchase Right no earlier than 180 days and no later than 210 days following the Change of Control Notice Date; and

                 (ii) specify in such notice the number of Preferred Securities to be exchanged for Debentures by the Trust.

             (d) No less than three Business Days prior to the Change of Control Repurchase Date:

                 (i) if the Preferred Securities to be exchanged are represented by a Global Preferred Security, the Property Trustee shall make, in accordance with the instructions of the Exchange Agent, the necessary endorsement to the "Schedule of Increases or Decreases in Global Preferred Security" attached to the Global Preferred Security to reduce the amount of Preferred Securities represented thereby and shall instruct the Indenture Trustee to transfer to the Exchange Agent a corresponding Accreted Value of Debentures; and

                 (ii) if the Preferred Securities to be exchanged are represented by Definitive Preferred Securities, (x) the Holder of such Preferred Securities shall present such Definitive Preferred Securities to the Property Trustee for cancellation and the Property Trustee shall so notify the Registrar and (y) the Property Trustee shall instruct the Indenture Trustee to deliver to such Holder, definitive Debentures having an Accreted Value equal to the Accreted Value of the cancelled Preferred Securities of such Holder.

             (e) On the Change of Control Repurchase Date, the Debenture Issuer shall repurchase, pursuant to the Indenture, the Debentures which were the subject of an exchange notice received by the Debenture Issuer pursuant to
Section 6.8(c) at the Change of Control Repurchase Price.

Section 6.9. Redemption.

             (a) Except as provided in Sections 6.7 and 6.8, upon the repayment of the Debentures held by the Trust, in whole or in part, whether at stated maturity (as adjusted in connection with a Remarketing, if applicable) or otherwise, the proceeds from such repayment shall be simultaneously applied by the Property Trustee to redeem a Like Amount of the Securities at a redemption price (i) in the absence of a Remarketing, equal to $50, plus accumulated and unpaid Distributions on the Securities through the date of redemption or (ii) in the event of a successful Remarketing prior to maturity, the Securities' Accreted Value (the "Redemption Price"). The Redemption Price shall be payable on the date of redemption (the "Redemption Date") only to the extent that the Trust has sufficient funds available for the payment of such Redemption Price.

             (b) If the Debentures are repaid in part, the Securities shall be redeemed in part. Except as provided in Section 6.13, the proceeds from such repayment of Debentures shall be allocated on a Pro Rata basis to the redemption of the Securities.

             (c) The procedure with respect to redemptions of Securities shall be as follows:

                 (i) Notice of any redemption of Securities (a "Redemption Notice"), which notice shall be irrevocable, shall be given by the Trust by mail to each Holder of Securities within 5 Business Days of the Redemption Date, which shall be the date fixed for repayment of the Debentures. A Redemption Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. No defect in the Redemption Notice or in the mailing of the redemption Notice with respect to any Holder shall affect the validity of the redemption proceedings with respect to any other Holder.

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

                 (ii) Each Redemption Notice shall be prepared by the Administrative Trustees and delivered to the Property Trustee, which will then send such Redemption Notice on behalf of the Trust to:

                         (A) in respect of the Preferred Securities, the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) if the Global Preferred Securities have been issued or, the Holders thereof if Definitive Preferred Securities have been issued, and

                         (B) in respect of the Common Securities, the Holder (or Holders) thereof.

                 (iii)   Once the Trust gives a Redemption Notice:

                         (A) with respect to Preferred Securities issued in book-entry form, by 12:00 noon (New York City time) on the Redemption Date of such Preferred Securities; provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related repayment of the Debentures by 10:00 a.m. (New York City time) on such Redemption Date, the Property Trustee shall deposit irrevocably with the Clearing Agency or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to such Global Preferred Securities and shall give the Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the relevant Clearing Agency Participants, and

                         (B) with respect to Preferred Securities issued in definitive form and Common Securities, by 12:00 noon (New York City time) on the Redemption Date of such Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related repayment of the Debentures by 10:00 a.m. (New York City time) on such Redemption Date, the Property Trustee shall deposit irrevocably with the Paying Agent such funds sufficient to pay the applicable Redemption Price with respect to such Definitive Preferred Securities and Common Securities and shall give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the relevant Holders upon surrender of their Certificates evidencing their Securities.

                 (iv) If a Redemption Notice shall have been given and funds deposited as required, then, immediately prior to the close of business on the Redemption Date, Distributions shall cease to

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                             accumulate on the Securities called for redemption
                             and all rights of Holders of Securities called for redemption, except the right of such Holders to receive the Redemption Price (but without interest on such Redemption Price), shall cease, and such Securities shall cease to be outstanding.

                     (v) Payment of accumulated and unpaid Distributions on the Redemption Date of the Securities shall be subject to the rights of Holders on the close of business on a Regular Record Date in respect of a Distribution Date occurring prior to or on such Redemption Date.

                     (vi) If any Redemption Date is not a Business Day, payment of the Redemption Price payable on such Redemption Date shall be made on the next day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such next Business Day falls in the next calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable.

                     (vii) If payment of the Redemption Price in respect of any Securities called for redemption is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor pursuant to the Guarantee, Distributions on such Securities shall continue to accumulate from the redemption date originally established by the Trust to the date such Redemption Price is actually paid, in which case the actual payment date shall be the Redemption Date for purposes of calculating the Redemption Price.

                     (viii) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws and banking laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

Section 6.10. Distribution of Debentures in Exchange for Securities Upon the Occurrence of a Special Event.

               (a) If at any time either a Tax Event or an Investment Company Act Event occurs (each, a "Special Event") and certain conditions set forth in
Section 6.10(b) are satisfied, the Administrative Trustees may dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, cause the Debentures held by the Property Trustee to be distributed to the Holders in liquidation of such Holders' interests in the Trust on a Pro Rata basis, upon not less than 30 nor more than 60 days notice, within the 90 days following the occurrence of such Special Event (the "90-Day Period"), and, simultaneous with such distribution, to cause a Like Amount of the Securities to be exchanged by the Trust on a Pro Rata basis.

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               (b)   The dissolution of the Trust and distribution of the
Debentures pursuant to Section 6.10(a) shall be permitted only upon satisfaction of the following three conditions:

                     (i) the receipt by the Administrative Trustees of an Opinion of Counsel, rendered by an independent law firm having a recognized national tax practice, to the effect that the Holder shall not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and the distribution of the Debentures (a "No Recognition Opinion"); provided that if a Special Event occurs and the Administrative Trustees are informed by an independent counsel that such counsel cannot deliver a No Recognition Opinion to the Trust, and thus a dissolution of the Trust and distribution of the Debentures shall not be permitted, the Debenture Issuer shall have the right to cause a Remarketing of the Preferred Securities as set forth in Section 6.6 within the 90-Day Period;

                     (ii) neither the Trust nor the Debenture Issuer being able to eliminate, which elimination shall be complete within the 90-Day Period, such Special Event by taking some ministerial action (such as filing a form, making an election or pursuing some other reasonable measure) that:

                             (A) has no material adverse effect on the Trust, the Debenture Issuer or the Holders; or

                             (B) does not subject any of them to more than de minimis regulatory requirements; and

                     (iii) the receipt by the Administrative Trustees of the prior written consent of the Debenture Issuer.

               (c) Notice of any distribution of Debentures in exchange for the Securities (a "Debenture Distribution Notice"), which notice shall be irrevocable, shall be given by the Trust by mail to each Holder of Securities not fewer than 30 nor more than 60 days before the date of distribution of the Debentures. A Debenture Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. No defect in the Debenture Distribution Notice or in the mailing of the Debenture Distribution Notice with respect to any Holder shall affect the validity of the exchange proceedings with respect to any other Holder.

               Each Debenture Distribution Notice shall be prepared by the Administrative Trustees and delivered to the Property Trustee, which will then send such Debenture Distribution Notice on behalf of the Trust to:

                     (i) in respect of the Preferred Securities, the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) if the Global Preferred Securities have been issued or, the Holders thereof if Definitive Preferred Securities have been issued, and

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

                     (ii) in respect of the Common Securities, the Holder (or Holders) thereof.

               (d) On and from the date fixed by the Administrative Trustees for any distribution of Debentures and liquidation of the Trust:

                     (i) the Securities no longer shall be deemed to be outstanding;

                     (ii) the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee), as the Holder of the Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution; and

                     (iii) any certificates representing Securities not held by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) shall be deemed to represent Debentures having an aggregate principal amount equal to the aggregate liquidation amount of such Securities and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on such Securities, until such certificates are presented for cancellation, at which time the Debenture Issuer shall issue, and the Indenture Trustee shall authenticate, a certificate representing such Debentures.

               (e) In the event of a dissolution of the Trust and a distribution of the Debentures, pursuant to the Indenture, the Debenture Issuer shall have the same rights, and shall be subject to the same terms and conditions, to cause a Remarketing of the Debentures as the Sponsor has and is subject to under Section 6.6 to cause a Remarketing of the Preferred Securities.

Section 6.11.  Voting Rights of the Preferred Securities.

               (a) Except as provided under this Section 6.11 and 11.1 and as otherwise required by the Statutory Trust Act, this Declaration and other applicable law, the Holders of the Preferred Securities shall have no voting rights.

               (b) Subject to the requirement of the Property Trustee obtaining a tax opinion in certain circumstances set forth in Section 6.11(d), the Holders of a Majority in Liquidation Amount of the Preferred Securities, voting separately as a class, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or to direct the exercise of any trust or power conferred upon the Property Trustee under this Declaration, including the right to direct the Property Trustee, as holder of the Debentures, to:

                     (i) exercise the remedies available to it under the Indenture;

                     (ii) consent to any amendment or modification of the Indenture or the Debentures where such consent is required; or

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

                     (iii) waive any past default and its consequences that are waivable under Section 2.11 of the First Supplemental Indenture;

provided, however, that if an Indenture Event of Default has occurred and is continuing, the Holders of at least 25% of the aggregate liquidation amount of the Preferred Securities may direct the Property Trustee to declare the principal of and premium, if any, and interest on the Debentures due and payable; provided, further, that where a consent or action under the Indenture would require the consent or act of the Holders of a Super Majority of the aggregate principal amount of Debentures affected thereby, the Property Trustee may give such consent or take such action only at the written direction of the Holders of the percentage of the aggregate liquidation amount of the Preferred Securities which is at least equal to the percentage required under the Indenture.

               (c) If the Property Trustee fails to enforce its rights under the Debentures after a Holder of Preferred Securities has made a written request, such Holder of Preferred Securities may institute, to the fullest extent permitted by law, a legal proceeding directly against the Debenture Issuer to enforce the Property Trustee's rights under the Indenture without first instituting any legal proceeding against the Property Trustee or any other Person. In addition, if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to make any interest, principal or other required payments when due under the Indenture, then a Holder of Preferred Securities may institute a Direct Action against the Debenture Issuer on or after the respective due date specified in the Debentures.

               (d) The Property Trustee shall notify all Holders of the Preferred Securities of any notice of any Indenture Event of Default received from the Debenture Issuer with respect to the Debentures. Such notice shall state that such Indenture Event of Default also constitutes a Trust Enforcement Event. Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in Section 6.10(b), unless the Property Trustee has received an Opinion of Counsel, rendered by a nationally recognized independent tax counsel, to the effect that the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes as a result of such action, and that each Holder of Preferred Securities shall be treated as owning an undivided beneficial interest in the Debentures.

               (e) If the consent of the Property Trustee, as the holder of the Debentures, is required under the Indenture with respect to any amendment, modification or termination of the Indenture, the Property Trustee shall request the written direction of the Holders with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in Liquidation Amount of the Securities voting together as a single class; provided that where a consent under the Indenture would require the consent of the Holders of a Super Majority of the aggregate principal amount of the Debentures, the Property Trustee may give such consent only at the direction of the Holders of the percentage of the aggregate liquidation amount of the Securities which is at least equal to the percentage required under the Indenture. The Property Trustee shall not take any such action in accordance with the directions of the Holders of the Securities unless the Property Trustee has received an Opinion of Counsel, rendered by a nationally recognized independent tax counsel, to the effect that the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes as a result of such action, and that each Holder of Securities will be treated as owning an undivided beneficial interest in the Debentures.

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

               (f) A waiver of an Indenture Event of Default with respect to the Debentures shall constitute a waiver of the corresponding Trust Enforcement Event.

               (g) Any required approval or direction of the Holders of the Preferred Securities may be given at a separate meeting of the Holders of the Preferred Securities convened for such purpose, at a meeting of all of the Holders of the Securities or pursuant to written consent. The Administrative Trustees shall cause a notice of any meeting at which Holders of the Preferred Securities are entitled to vote to be mailed to each Holder of record of Preferred Securities. Each such notice shall include a statement setting forth:

                     (i) the date of such meeting or the date by which action is to be taken;

                     (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of the matter upon which written consent is sought; and

                     (iii) instructions for the delivery of proxies or consents.

               (h) No vote or consent of the Holders of the Preferred Securities shall be required for the Trust to redeem and cancel the Preferred Securities or distribute the Debentures in accordance with this Declaration and the terms of the Securities.

               (i) Notwithstanding that the Holders of the Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned at such time by the Sponsor, the Trustees or any Affiliate of the Sponsor or any Trustee shall not be entitled to vote or consent and shall be treated, solely for purposes of such vote or consent, as if such Preferred Securities were not outstanding.

               (j) Except as provided under Section 6.11(k), the Holders of the Preferred Securities shall have no rights to appoint or remove the Trustees, who may be appointed, removed or replaced solely by the Holders of the Common Securities.

               (k) If an Indenture Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed and replaced by a Majority in Liquidation Amount of the Preferred Securities.

Section 6.12.  Voting Rights of the Common Securities.

               (a)   Except as provided in Section 5.1(b), this Section 6.12 and
Section 11.1 and as otherwise required by the Statutory Trust Act, the Trust Indenture Act or other applicable law, the Holders of the Common Securities shall have no voting rights.

               (b) Subject to Section 6.11(k), the Holders of the Common Securities shall be entitled to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees in accordance with Article V.

               (c) Subject to Section 2.6 and only after all Trust Enforcement Events with respect to the Preferred Securities have been cured, waived or otherwise eliminated and subject to the requirement of the Property Trustee receiving an Opinion of Counsel, rendered by an

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independent law firm experienced in such matters, in certain circumstances set forth in this Section 6.12(c), the Holders of the Common Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or to direct the exercise of any trust or power conferred upon the Property Trustee under this Declaration, including the right to direct the Property Trustee, as the holder of the Debentures, to:

                     (i) exercise the remedies available to it under the Indenture;

                     (ii) consent to any amendment or modification of the Indenture or the Debentures where such consent is required; or

                     (iii) waive any past default and its consequences that are waivable under Section 2.11 of the First Supplemental Indenture;

provided that where a consent or action under the Indenture would require the consent or act of the Holders of a Super Majority of the aggregate principal amount of Debentures affected thereby, only the Holders of the percentage of the aggregate liquidation amount of the Common Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to give such consent or take such action.

Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in clauses (i) and (ii) of this Section 6.12(c) unless the Property Trustee has received an Opinion of Counsel, rendered by a nationally recognized independent tax counsel, to the effect that the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes as a result of such action, and each Holder will be treated as owning an undivided beneficial interest in the Debentures.

               (d) If the Property Trustee fails to enforce its rights under the Debentures after the Holders of the Common Securities have made a written request pursuant to Section 6.11(c), the Holders of the Common Securities may institute, to the fullest extent permitted by law, a legal proceeding directly against the Debenture Issuer to enforce the Property Trustee's rights under the Debentures without first instituting any legal proceeding against the Property Trustee or any other Person.

               (e) A waiver of an Indenture Event of Default with respect to the Debentures shall constitute a waiver of the corresponding Trust Enforcement Event.

               (f) Any required approval or direction of the Holders of the Common Securities may be given at a separate meeting of the Holders of the Common Securities convened for such purpose, at a meeting of all of the Holders of the Securities or pursuant to written consent. The Administrative Trustees shall cause a notice of any meeting at which the Holders of the Common Securities are entitled to vote to be mailed to the Holders of the Common Securities. Such notice shall include a statement setting forth:

                     (i) the date of such meeting or the date by which the action is to be taken;

                     (ii) a description of any resolution proposed for adoption at such meeting on which the Holders of the Common Securities are

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

                             entitled to vote or of the matter upon which written consent is sought; and

                      (iii) instructions for the delivery of proxies or consents.

               (g) No vote or consent of the Holders of the Common Securities shall be required for the Trust to redeem and cancel the Common Securities or to distribute the Debentures in accordance with this Declaration and the terms of the Securities.

Section 6.13.  Ranking.

               The Preferred Securities rank pari passu with the Common Securities and payment thereon shall be made on a Pro Rata basis with the Common Securities, except that, if a Trust Enforcement Event occurs and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the Holders of the Preferred Securities shall be paid in full the Distributions, Redemption Price, Liquidation Distribution and other payments to which they are entitled at such time.

Section 6.14.  Registrar, Paying Agent and Transfer Agent.

               The Trust shall maintain in the Borough of Manhattan, The City of New York or in the City of Wilmington, Delaware:

                      (i) an office or agency where Preferred Securities may be presented for registration of transfer ("Registrar"),

                      (ii) an office or agency where Definitive Preferred Securities may be presented for payment, if any Preferred Securities are not represented by one or more Global Preferred Securities ("Paying Agent"); and

                      (iii) an office or agency where Securities may be presented for transfer and exchange ("Transfer Agent").

               The Registrar shall keep a register of the Preferred Securities and of their transfer. The term "Registrar" includes any additional registrar, "Paying Agent" includes any additional paying agent and the term "Transfer Agent" includes any additional transfer agent. The Administrative Trustees on behalf of the Trust may appoint the Registrar, the Paying Agent and the Transfer Agent. If the Administrative Trustees fail to appoint or maintain another entity as Registrar, Paying Agent or Transfer Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent, Registrar, or Transfer Agent. The Administrative Trustees on behalf of the Trust may change any Registrar, Paying Agent or Transfer Agent without prior notice to any Holder. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees. The Administrative Trustees on behalf of the Trust shall notify the Property Trustee and the Holders of any change in the location of the office or agency of any Agent.

               The Trust shall act as Paying Agent, Registrar and Transfer Agent for the Common Securities.

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               The Trust initially appoints the Property Trustee as Registrar,
Paying Agent, and Transfer Agent for the Preferred Securities.

Section 6.15.  Paying Agent to Hold Money in Trust.

               The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of Distributions, Redemption Price or Liquidation Amounts, and will notify the Property Trustee if there are insufficient funds for such purpose. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or any Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

Section 6.16.  Replacement Securities.

               If a Holder claims that a Security owned by it has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Preferred Securities to the Property Trustee, the Trust shall issue and the Property Trustee shall, upon written order of the Trust signed by one Administrative Trustee, authenticate a replacement Security if the Property Trustee's and the Trust's requirements, as the case may be, are met. An indemnity bond must be provided by the Holder which, in the judgment of the Property Trustee, is sufficient to protect the Trustees, the Sponsor, the Trust or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Trust may charge such Holder for its expenses in replacing a Security.

Section 6.17.  Outstanding Preferred Securities.

               The Preferred Securities outstanding at any time are all the Preferred Securities authenticated by the Property Trustee and, in the case of the Global Preferred Securities, specified in the "Schedule of Increases or Decreases in Global Preferred Security" attached thereto (or on the books and records of the Property Trustee and the Clearing Agency or its nominee), except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

               A Preferred Security does not cease to be outstanding because the Sponsor, one of the Trustees or any Affiliate of the Sponsor or any of the Trustees owns the Security.

Section 6.18.  Preferred Securities in Treasury.

               In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Preferred Securities owned by the Sponsor, the Trustees or any Affiliate of the Sponsor or any Trustees, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which a Responsible Officer of the Property Trustee actually knows are so owned shall be so disregarded.

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Section 6.19.  Deemed Security Holders.

               The Trustees may treat the Person in whose name any Security shall be registered on the books and records of the Trust as the sole owner of such Security for purposes of receiving Distributions and for all other purposes whatsoever. Accordingly, the Trustees shall not be bound to recognize any equitable or other claim to or interest in such Security on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

Section 6.20.  Cancellation.

               The Trust at any time may deliver Preferred Securities to the Property Trustee for cancellation. The Registrar, Paying Agent and Transfer Agent shall forward to the Property Trustee any Preferred Securities surrendered to them for registration of transfer, redemption, exchange or payment. The Property Trustee shall promptly cancel all Preferred Securities surrendered for registration of transfer, redemption, exchange, payment, replacement or cancellation and shall dispose of cancelled Preferred Securities as the Trust directs in writing, provided that the Property Trustee shall not be obligated to destroy Preferred Securities. The Trust may not issue new Preferred Securities to replace Preferred Securities that it has paid or that have been delivered to the Property Trustee for cancellation or that any Holder has exchanged.

Section 6.21.  CUSIP Numbers.

               The Trust in issuing the Preferred Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Property Trustee shall use "CUSIP" numbers in Redemption Notices, Distribution Notices and notices of Remarketing or as a convenience to Holders of Preferred Securities; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Preferred Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Preferred Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Sponsor will promptly notify the Property Trustee of any change in the CUSIP numbers.

Section 6.22.  Global Preferred Securities; Legends

               (a) Every Global Preferred Security authenticated, executed on behalf of the Holders and delivered hereunder shall bear a legend in substantially the following form:

         "THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE UNIT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE UNIT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR

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         ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED
         CIRCUMSTANCES.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

               (b) An Administrative Trustee shall execute, and the Property Trustee shall authenticate and deliver, one or more Global Preferred Securities that:

                      (i) shall be registered in the name of the Clearing Agency or the nominee of such Clearing Agency; and

                      (ii) shall be delivered by the Property Trustee to such Clearing Agency or pursuant to such Clearing Agency's instructions or, if no such instructions are received by the Property Trustee, shall be held by the Property Trustee as custodian for such Clearing Agency.

The Global Preferred Securities shall represent such of the outstanding Preferred Securities as shall be specified in the "Schedule of Increases or Decreases in Global Preferred Security" attached thereto (or on the books and records of the Property Trustee and the Clearing Agency or its nominee). Initially the number of Preferred Securities evidenced by the Global Preferred Securities shall be zero and shall not, at any time, represent more than 5,500,000 Preferred Securities with a maximum liquidation value of $275,000,000.

               In addition, Global Preferred Securities shall bear a legend substantially to the following effect:

         "THIS PREFERRED SECURITY IS A GLOBAL PREFERRED SECURITY WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "CLEARING AGENCY"), OR A NOMINEE OF THE CLEARING AGENCY. THIS PREFERRED SECURITY IS EXCHANGEABLE FOR PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION, AND NO TRANSFER OF THIS PREFERRED SECURITY (OTHER THAN A

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         TRANSFER OF THIS PREFERRED SECURITY AS A WHOLE BY THE CLEARING AGENCY
         TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO THE CLEARING AGENCY OR ANOTHER NOMINEE OF THE CLEARING AGENCY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCY TO NEW YORK COMMUNITY CAPITAL TRUST V OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCY), AND EXCEPT AS OTHERWISE PROVIDED IN THE DECLARATION, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

               (c) Preferred Securities not represented by a Global Preferred Security issued in exchange for all or a part of a Global Preferred Security pursuant to this Section 6.22 shall be registered in such names and in such authorized denominations as the Clearing Agency, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Property Trustee. Upon execution and authentication, the Property Trustee shall deliver any Preferred Securities not represented by a Global Preferred Security to the Persons in whose names such Definitive Preferred Securities are so registered.

               (d) At such time as all interests in Global Preferred Securities have been redeemed, repurchased or canceled, such Global Preferred Securities shall be canceled, upon receipt thereof, by the Property Trustee in accordance with standing procedures of the Clearing Agency. At any time prior to such cancellation, if any interest in a Global Preferred Security is exchanged for Preferred Securities not represented by a Global Preferred Security, redeemed, canceled or transferred to a transferee who receives Preferred Securities not represented by a Global Preferred Security, or if any Preferred Security not represented by a Global Preferred Security is exchanged or transferred for part of a Global Preferred Security, then, in accordance with the standing procedures of the Clearing Agency, the aggregate stated liquidation amount of such Global Preferred Security shall be reduced or increased, as the case may be, and an endorsement shall be made on such Global Preferred Security by the Property Trustee to reflect such reduction or increase in the "Schedule of Increases or Decreases in Global Preferred Security" attached thereto.

               (e) The Trust and the Property Trustee, as the authorized representative of the Holders of the Preferred Securities, may deal with the Clearing Agency for all purposes of this Declaration, including the making of payments due on the Preferred Securities and exercising the rights of Holders of the Preferred Securities hereunder. The rights of any Preferred Security Beneficial Owners shall be limited to those established by law and agreements between such owners and Clearing Agency Participants; provided that no such agreement shall give to any

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Person any rights against the Trust or the Property Trustee. Multiple requests and directions from and votes of the Clearing Agency as the Holder of the Preferred Securities represented by Global Preferred Securities with respect to any particular matter shall not be deemed inconsistent to the extent they do not represent an amount of Preferred Securities in excess of those held in the name of the Clearing Agency or its nominee.

               (f) If at any time the Clearing Agency notifies the Trust that it is unwilling or unable to continue as Clearing Agency for the Preferred Securities or if at any time the Clearing Agency no longer is eligible to serve as Clearing Agency, the Administrative Trustees shall appoint a successor Clearing Agency with respect to the Preferred Securities. If a successor Clearing Agency is not appointed by the Trust within 90 days after the Trust receives such notice or becomes aware of such ineligibility, the Trust's election that the Preferred Securities be represented by one or more Global Preferred Securities shall no longer be effective, and an Administrative Trustee shall execute, and the Property Trustee shall authenticate and deliver, Definitive Preferred Securities, in any authorized denominations, in an aggregate stated liquidation amount equal to the aggregate stated liquidation amount of the Global Preferred Securities representing the Preferred Securities, in exchange for such Global Preferred Securities. An Administrative Trustee also shall execute, and the Property Trustee also shall authenticate and deliver, Definitive Preferred Securities, in any authorized denominations, in an aggregate stated liquidation amount equal to the aggregate stated liquidation amount of the Global Preferred Securities representing the Preferred Securities, in exchange for such Global Preferred Securities, if (1) the Sponsor in its sole discretion elects to cause the issuance of the Preferred Securities in definitive form or (2) there shall have occurred and be continuing any event which after notice or lapse of time or both would be a Trust Enforcement Event.

               (g) The Administrative Trustees at any time and in their sole discretion may determine that the Preferred Securities issued in the form of one or more Global Preferred Securities shall no longer be represented by Global Preferred Securities. In such event an Administrative Trustee on behalf of the Trust shall execute, and the Property Trustee shall authenticate and deliver, Definitive Preferred Securities, in any authorized denominations, in an aggregate stated liquidation amount equal to the aggregate stated liquidation amount of the Global Preferred Securities representing the Preferred Securities, in exchange for such Global Preferred Securities.

               (h) Notwithstanding any other provisions of this Declaration (other than the provisions set forth in Section 7.1), Global Preferred Securities may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or by a nominee of the Clearing Agency to the Clearing Agency or another nominee of the Clearing Agency or by the Clearing Agency or any such nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency.

               (i) Interests of Preferred Security Beneficial Owners in a Global Preferred Security may be transferred or exchanged for Preferred Securities not represented by a Global Preferred Security, and Preferred Securities not represented by a Global Preferred Security may be transferred or exchanged for a Global Preferred Security or Securities, in accordance with rules of the Clearing Agency and the provisions of Section 7.1.


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                                ARTICLE VII

                             TRANSFER OF SECURITIES

Section 7.1.  Transfer of Securities.

              (a) The Preferred Securities may be transferred, in whole or in part, only in accordance with the terms and conditions set forth in this Declaration and in the terms of the Preferred Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Preferred Security not made in accordance with this Declaration shall be null and void.

              (b) Subject to this Section 7.1 and Section 6.22, the Preferred Securities shall be freely transferrable.

              (c) The Common Securities shall not be transferrable except as provided in the Indenture.

              (d) The Trust shall cause to be kept at the Corporate Trust Office the books and records in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Preferred Securities and of transfers of Preferred Securities.

              (e) Upon surrender for registration of transfer of any Preferred Securities at an office or agency of the Trust designated for such purpose, an Administrative Trustee shall execute, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities of any authorized denominations and of a like aggregate principal amount.

              (f) At the option of the Holder, Preferred Securities may be exchanged for other Preferred Securities of any authorized denominations and of a like aggregate stated liquidation amount, upon surrender of the Preferred Securities to be exchanged at such office or agency. Whenever any Preferred Securities are so surrendered for exchange, an Administrative Trustee shall execute, and the Property Trustee shall authenticate and deliver, the Preferred Securities that the Holder making the exchange is entitled to receive.

              (g) If so required by the Property Trustee, every Preferred Security presented or surrendered for registration of transfer or for exchange shall be duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Property Trustee and the Registrar, by the Holder thereof or his attorney duly authorized in writing.

              (h) No service charge shall be made for any registration of transfer or exchange of Preferred Securities, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Preferred Securities.

              (i) If the Preferred Securities are to be redeemed in part, neither the Administrative Trustees nor the Trust shall be required to register the transfer of or exchange any Preferred Securities:

                  (i) during a period beginning on the opening of business 15 days before the day of the mailing of a Redemption Notice or any notice of selection of Securities for redemption; or

                  (ii) so selected for redemption, except the unredeemed portion of any such Preferred Securities being redeemed in part.

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Section 7.2.  Separation and Rejoining of Units.

              At any time after issuance, the Preferred Security and Warrant components of any Unit may be separated by the holder and thereafter transferred separately. In the event of any separation of the components of a Unit:

              (a) if such Unit is represented by a definitive certificate, the holder shall present such definitive certificate to the Unit Agent for cancellation and the Unit Agent shall so notify the Unit registrar and shall return the Preferred Security component of such Unit to the Property Trustee with an instruction to countersign and deliver to, or upon the instruction of, such holder a separated Preferred Security bearing the separate "CUSIP" number assigned to the Preferred Security; and

              (b) if such Unit is represented by a global certificate, the Unit Agent shall make the necessary endorsement to the "Schedule of Exchanges of Interests of Global Preferred Security" attached to the global unit certificate or otherwise comply with its procedures to reduce the amount of Units represented thereby and shall instruct the Property Trustee to effect a corresponding increase in the Preferred Securities represented by the Global Preferred Securities bearing a separate "CUSIP" number.

              Once separated, a Preferred Security and Warrant may be rejoined to form a Unit. In the event a holder of a Preferred Security and a Warrant desires to rejoin a Unit:

                  (i) if the constituent components are represented by definitive certificates, the holder shall present (A) the Preferred Security to the Property Trustee and (B) the Warrant to the Warrant Agent, in each case for cancellation and the Property Trustee and the Warrant Agent shall so notify the Unit Agent, who shall in turn so notify the Unit registrar with an instruction for the Unit registrar to countersign and deliver to, or upon the instruction of, such holder a Unit certificate bearing the separate "CUSIP" number assigned to the Units; and

                  (ii) if the constituent components are represented by global certificates, each of the Property Trustee and the Warrant Agent shall make the necessary endorsement to their respective global certificates or otherwise comply with their procedures to reduce the amount of Preferred Securities and Warrants, respectively, represented thereby and shall instruct the Unit Agent to effect a corresponding increase in the Units represented by the global unit certificate bearing a separate "CUSIP" number. The Property Trustee shall make such other necessary endorsements to the Global Preferred Securities, as directed by the Administrative Trustees, to reflect the appropriate number of Units and Preferred Securities, as appropriate, represented thereby.



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Section 7.3.  Book-Entry Interests.

              Global Preferred Securities shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Clearing Agency, and no Preferred Security Beneficial Owner will receive a Definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Preferred Securities, except as provided in Section 6.22. Unless Definitive Preferred Securities have been issued to the Preferred Security Beneficial Owners pursuant to Sections 6.22(f) and 6.22(g):

              (a) the provisions of this Section 7.3 shall be in full force and effect;

              (b) to the extent that the provisions of this Section 7.3 conflict with any other provisions of this Declaration, the provisions of this Section
7.3 shall control;

              (c) the Trust, the Sponsor and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Preferred Securities and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the absolute owner of the Global Preferred Securities for all purposes whatsoever and shall have no obligation to the Preferred Security Beneficial Owners; and

              (d) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. The Clearing Agency shall make book-entry transfers among the Clearing Agency Participants and shall receive and transmit payments of Distributions on the Global Preferred Securities to such Clearing Agency Participants; provided that solely for the purposes of determining whether the Holders of the requisite liquidation amount of Preferred Securities have voted on any matter provided for in this Declaration, so long as Definitive Preferred Securities have not been issued and the Preferred Securities remain in the form of one or more Global Preferred Securities, the Trustees may rely conclusively on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Clearing Agency setting forth the votes of the Preferred Security Beneficial Owners or assigning the right to vote on any matter to any other Persons either in whole or in part.

Section 7.4.  Notices to Clearing Agency.

              Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, the Trustees shall give all such notices and communications specified herein to be given to the Holders of Global Preferred Securities to the Clearing Agency, and shall have no notice obligations to the Preferred Security Beneficial Owners.

Section 7.5.  Appointment of Successor Clearing Agency.

              If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.



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                                  ARTICLE VIII

                    DISSOLUTION AND TERMINATION OF THE TRUST

Section 8.1.  Dissolution and Termination of the Trust.

              (a) The Trust shall automatically dissolve upon the earliest to occur of:

                    (i)   the bankruptcy of the Sponsor;

                    (ii) the filing of a certificate of dissolution or its equivalent with respect to the Sponsor, or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                    (iii) the entry of a decree of judicial dissolution of the
                          Sponsor or the Trust by a court of competent jurisdiction;

                    (iv) the time when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

                    (v) the written notice from the Sponsor directing the Property Trustee to distribute the Debentures to the Holders in exchange for all of the Securities; provided that the Sponsor has provided to the Property Trustee an Opinion of a Counsel experienced in such matters to the effect that the Holders will not recognize any gain or loss for United States federal income tax purposes as a result of the distribution of Debentures and the dissolution of the Trust;

                    (vi) the time when all of the Administrative Trustees and the Sponsor have consented to the dissolution of the Trust, provided that such action is taken before the issuance of any Securities; and

                    (vii) the expiration of the term of the Trust provided in
                          Section 3.14.

              (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), and after satisfaction of liabilities to creditors of the Trust, if any, as provided by applicable law, the Administrative Trustees shall terminate the Trust by executing and filing in accordance with the Statutory Trust Act a certificate of cancellation with the Secretary of State of the State of Delaware.

              (c) The provisions of Section 4.2 and Article IX shall survive the termination of the Trust.

Section 8.2. Liquidation Distribution Upon Dissolution or Termination of the Trust.
              (a) In the event of any voluntary or involuntary dissolution, liquidation, winding-up or termination of the Trust pursuant to Section 8.1 (each a "Liquidation"), the Trust shall be liquidated by the Administrative Trustees as expeditiously as the Administrative Trustees determine to be possible by distributing to the Holders, after satisfaction of liabilities to creditors of the Trust, if any, as provided by applicable law, Debentures in an aggregate principal amount

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equal to the aggregate stated liquidation amount of, with an interest rate identical to the Distribution rate of, and accrued and unpaid interest equal to accumulated and unpaid Distributions on, such Securities in exchange for such Securities.

              (b) If, notwithstanding the other provisions of this Section 8.2, distribution of the Debentures in the manner set forth in Section 8.2(a) is determined by the Administrative Trustees not to be practical, the assets of the Trust shall be liquidated, and the Trust shall be wound-up by the Administrative Trustees in such manner as the Administrative Trustees determine. In such event, the Holders shall be entitled to receive out of the assets of the Trust available for distribution to the Holders, after satisfaction of liabilities to creditors of the Trust, if any, as provided by applicable law, an amount equal to the Accreted Value of the Securities plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such Liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay the aggregate Liquidation Distribution in full, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis; provided that if an Indenture Event of Default has occurred and is continuing, then the Preferred Securities shall have a preference over the Common Securities with regard to the Liquidation Distribution.

              (c) Notice of any distribution of Debentures in exchange for the Securities pursuant to Section 8.2(a) (an "Exchange Notice"), which notice shall be irrevocable, shall be given by the Administrative Trustees on behalf of the Trust by mail to each Holder at least 30 but no more than 60 days before the date fixed for such distribution. For purposes of the calculation of the date of distribution and the dates on which notices are given pursuant to this Section 8.2(c), an Exchange Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to the Holders. Each Exchange Notice shall be addressed to the Holders at the address of each such Holder appearing on the books and records of the Trust. No defect in the Exchange Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the distribution proceedings with respect to any other Holder.

              (d) On and from the date fixed for any distribution of Debentures upon dissolution of the Trust:

                   (i) the Securities no longer shall be deemed to be outstanding;

                   (ii) the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee), as the Holder of the Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution; and

                   (iii) any certificates representing Securities not held by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) shall be deemed to represent Debentures having an aggregate principal amount equal to the aggregate liquidation amount of such Securities and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on such Securities, until such certificates are presented for cancellation, at which time the Debenture Issuer

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

                          shall issue, and the Indenture Trustee shall authenticate, a certificate representing such Debentures.

                                   ARTICLE IX

         LIMITATION OF LIABILITY OF THE HOLDERS, THE TRUSTEES OR OTHERS

Section 9.1.   Liability.

               (a) Except as expressly set forth in this Declaration, the Guarantee and the terms of the Securities, the Sponsor shall not be:

                    (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders which shall be made solely from assets of the Trust; and

                    (ii) required to pay to the Trust or to any Holder any deficit upon dissolution of the Trust or otherwise.

               (b) The Sponsor, in its capacity as Debenture Issuer, shall be liable for all of the debts and obligations of the Trust (other than in respect of the Securities) to the extent such debts and obligations are not satisfied out of the Trust's assets.

               (c) Pursuant to Section 3803(a) of the Statutory Trust Act, the Holders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

Section 9.2.   Exculpation.

               (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or in the case of the Property Trustee or the Delaware Trustee, negligence) or willful misconduct with respect to such acts or omissions.

               (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters such Indemnified Person reasonably believes to be within such other Person's professional or expert competence and, if selected by such Indemnified Person, who has been selected with reasonable care, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders might properly be paid.


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Section 9.3.   Fiduciary Duty.

              (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture
Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

              (b)  Unless otherwise expressly provided herein:

                   (i) whenever a conflict of interest exists or arises between a Covered Person and an Indemnified Person; or

                   (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

              (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                   (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                   (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

Section 9.4.  Indemnification of Company Indemnified Persons.

              (a) The Sponsor shall indemnify, to the fullest extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal,

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administrative or investigative (other than an action by or in the right of the
Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

              (b) The Sponsor shall indemnify, to the fullest extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust, unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

              (c) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) of this Section 9.4, or in defense of any claim, issue or matter therein, he shall be indemnified, to the fullest extent permitted by law, against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection therewith.

              (d)  Any indemnification under paragraphs (a) and (b) of this
Section 9.4 (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made:

                   (i) by the Administrative Trustees by a majority vote of a Quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding;

                   (ii) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion; or

                   (iii) by the Holder of the Common Securities of the Trust.

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

              (e) Expenses (including attorneys' fees and expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (a) and (b) of this Section 9.4 shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Sponsor as authorized in this Section 9.4. Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made:

                   (i) by the Administrative Trustees by a majority vote of a Quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding;

                   (ii) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion; or

                   (iii) by the Holder of the Common Securities

that, based upon the facts known to the Administrative Trustees, independent legal counsel or the Holder of the Common Securities at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that the Holder of the Common Securities did not believe to be in or believed was opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his or her conduct was unlawful.

              In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Holder of Common Securities reasonably determine that a Company Indemnified Person deliberately breached his or her duty to the Trust or Holders of Common Securities or Preferred Securities.

              (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 9.4 shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or of the Holders of Preferred Securities of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 9.4 shall be deemed to be provided by a contract between the Sponsor and each Company Indemnified Person who serves in such capacity at any time while this Section 9.4 is in effect. Any repeal or modification of this Section 9.4 shall not affect any rights or obligations then existing.

              (g) The Sponsor or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his or her status as such, whether or not the Sponsor would have the power to indemnify him or her against such liability under the provisions of this Section 9.4.

              (h) For purposes of this Section 9.4, references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of

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a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 9.4 with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

              (i) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 9.4 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 9.5.  Indemnification of Trustees.

              (a)   The Sponsor agrees to indemnify:

              (i)   the Property Trustee;

              (ii)  the Delaware Trustee;

              (iii) any Affiliate of the Property Trustee and the Delaware
                    Trustee; and

              (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee or the Delaware Trustee (each of the Persons in (i) through (iv), including the Property Trustee and the Delaware Trustee in their respective individual capacities, being referred to as a "Fiduciary Indemnified Person")

for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) of any kind and nature whatsoever incurred without negligence or bad faith on the part of such Fiduciary Indemnified Person, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending against or investigating any claim or liability in connection with the exercise or performance of any of the powers or duties of such Fiduciary Indemnified Person hereunder. The Sponsor agrees to advance expenses (including legal fees) incurred by a Fiduciary Indemnified Person in defending any claim, demand, action, suit or proceeding, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Sponsor of an undertaking by or on behalf of such Fiduciary Indemnified Person to repay such amount if it shall be determined that such Fiduciary Indemnified Person is not entitled to be indemnified as authorized in this section. The obligations as set forth in this Section 9.5 shall survive the resignation or removal of the Property Trustee or the Delaware Trustee, the termination of the Trust and the satisfaction and discharge of this Declaration.

              (b) The Sponsor agrees to pay the Property Trustee and the Delaware Trustee, from time to time, such compensation for all services rendered by the Property Trustee and the Delaware Trustee hereunder as may be mutually agreed upon in writing by the Sponsor

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and the Property Trustee or the Delaware Trustee, as the case may be, and, except as otherwise expressly provided herein, to reimburse the Property Trustee and the Delaware Trustee upon its or their request for all reasonable expenses (including legal fees and expenses), disbursements and advances incurred or made by the Property Trustee or the Delaware Trustee, as the case may be, in accordance with the provisions of this Declaration, except any such expense, disbursement or advance as may be attributable to its or their negligence or bad faith.

Section 9.6.    Outside Businesses.

                Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE X

                                   ACCOUNTING

Section 10.1.   Fiscal Year.

                The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

Section 10.2.   Certain Accounting Matters.

                (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrative Trustees.

                (b) The Administrative Trustees shall cause to be prepared and delivered to each Holder, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

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              (c)  The Administrative Trustees shall cause to be duly prepared and delivered to each Holder, an annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such information statements within 30 days after the end of each Fiscal Year of the Trust.

              (d) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority an annual United States federal income tax return, on Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed on behalf of the Trust with any state or local taxing authority.

Section 10.3. Banking.

              The Trust may maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Account.

Section 10.4. Withholding.

              The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Administrative Trustees shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Administrative Trustees to assist them in determining the extent of, and in fulfilling, the Trust's withholding obligations. The Administrative Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to such Holder. In the event of any claimed over-withholding, the Holder shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE XI

                            AMENDMENTS AND MEETINGS

Section 11.1. Amendments.

              (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

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                   (i)    the Sponsor;

                   (ii) the Administrative Trustees (or if there are more than two Administrative Trustees a majority of the Administrative Trustees);

                   (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

                   (iv) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

              (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                   (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received:

                          (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                          (B) an Opinion of Counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities) and that all conditions precedent, if any, in this Declaration to the execution and delivery of such amendment have been satisfied; and

                   (ii) to the extent the result of such amendment would be to:

                          (A) cause the Trust to be classified other than as a grantor trust for purposes of United States federal income taxation;

                          (B) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

                          (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

              (c) This Declaration shall not be amended without the consent of the Sponsor, a majority of the Administrative Trustees and the Holders of at least a 66 2/3% in Liquidation Amount of the Securities if such amendment would:

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                    (i)    adversely affect the powers, preferences or special
                           rights of the Securities, whether by way of amendment to this Declaration or otherwise; or

                    (ii) result in the dissolution, winding-up or termination of the Trust other than pursuant to the terms of this Declaration;

provided that if any amendment referred to in clause (i) above would adversely affect only the Preferred Securities or the Common Securities, then only the Holders of the affected class will be entitled to vote on such amendment, and such amendment shall not be effective except with the approval of a 66 2/3% in Liquidation Amount of the Holders of the class of Securities affected thereby.

               (d) Neither Article IV nor the rights of the holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove, Trustees shall be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

               (e) This Section 11.1 shall not be amended without the consent of all of the Holders.

               (f) This Declaration may not be amended without the consent of each Holder affected thereby to:

                    (i) change the amount or timing of any Distribution on the Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Securities as of a specified date;

                    (ii) restrict the right of a Holder to institute suit for the enforcement of any such payment on or after the due date of such payment; or

                    (iii)  change the Repurchase Right of any holder of a Unit.

                    (iv) This Declaration may be amended without the consent of the Holders to:

                    (v)    cure any ambiguity;

                    (vi) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration, or to make any other provisions with respect to matters or questions arising under this Declaration that shall not be inconsistent with the other provisions of this Declaration;

                    (vii) add to the covenants, restrictions or obligations of the Sponsor;

                    (viii) conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which

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                           amendment does not have a material adverse effect on
                           the rights, preferences or privileges of the holders of the Securities;

                    (ix) modify, eliminate or add to any provisions of this Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act; or

                    (x) facilitate the tendering, remarketing and settlement of the Preferred Securities as contemplated by
                           Section 6.6(s);

provided, however, that none of the foregoing actions shall adversely affect in any material respect the interests of the Holders, and any amendments of this Declaration shall become effective when notice thereof is given to the Holders.

Section 11.2.  Meetings of the Holders; Action by Written Consent.

               (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more notices in writing stating that the signing Holders wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holder or Holders calling a meeting shall specify in writing the Securities held by the Holder or Holders exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

               (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders:

                    (i) Notice of any such meeting shall be given to all the Holders having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders. Any action that may be taken at a meeting of the Holders may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders having a right to vote thereon were present and voting. Prompt notice of the taking of action without a

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

                           meeting shall be given to the Holders entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees.

                    (ii) Each Holder may authorize any Person to act for it by proxy on any and all matters in which such Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of eleven months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder executing such proxy. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation.

                    (iii) Each meeting of the Holders shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate.

                    (iv) Unless the Statutory Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XII

        REPRESENTATIONS OF THE PROPERTY TRUSTEE AND THE DELAWARE TRUSTEE

Section 12.1.  Representations and Warranties of the Property Trustee.

               The initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee, that:

               (a) the Property Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with trust

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powers and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

               (b)  the Property Trustee satisfies the requirements set forth in
Section 5.3(a);

               (c) the execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee; this Declaration has been duly executed and delivered by the Property Trustee and under Delaware law (excluding any securities laws) constitutes a legal, valid and binding obligation of the Property Trustee enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

               (d) the execution, delivery and performance of this Declaration by the Property Trustee does not conflict with, or constitute a breach of, the charter or by-laws of the Property Trustee; and

               (e) no consent, approval or authorization of, or registration with or notice to, any federal or state banking authority governing the trust powers of the Property Trustee is required for the execution, delivery or performance by the Property Trustee of this Declaration.

Section 12.2.  Representations and Warranties of the Delaware Trustee.

               The initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that:

               (a) the Delaware Trustee is, if not a natural person, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

               (b)  the Delaware Trustee satisfies the requirements set forth in
Section 5.2(a);

               (c) the execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized, if the Delaware Trustee is not a natural person, by all necessary corporate action on the part of the Delaware Trustee; this Declaration has been duly executed and delivered by the Delaware Trustee and under Delaware law (excluding securities laws) constitutes a legal, valid and binding obligation of the Delaware Trustee enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

               (d) the execution, delivery and performance of this Declaration by the Delaware Trustee, if not a natural person, does not conflict with, or constitute a breach of, the charter or by-laws of the Delaware Trustee; and

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

               (e) no consent, approval or authorization of, or registration with or notice to, any federal or state banking authority governing the trust powers of the Delaware Trustee is required for the execution, delivery or performance by the Delaware Trustee of this Declaration.

                                  ARTICLE XIII

                                 MISCELLANEOUS

Section 13.1.  Notices.

               All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

               (a) if given to the Trust or the Administrative Trustees, at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Property Trustee, the Delaware Trustee and the Holders):

               New York Community Capital Trust V
               c/o New York Community Bancorp, Inc.
               615 Merrick Avenue
               Westbury, New York 11590.
               Attention: Administrative Trustee, c/o Chief Financial Officer Facsimile No.: (516) 683-8385

               (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Administrative Trustees, the Property Trustee and the Holders):

               Wilmington Trust Company
               Rodney Square North
               1100 North Market Street
               Wilmington, Delaware 19890
               Attention: Corporate Trust Department
               Facsimile No.: (302) 636-4140

               (c) if given to the Property Trustee, at the Property Trustee's mailing address set forth below (or such other address as the Property Trustee may give notice of to the Administrative Trustees, the Delaware Trustee and the Holders):

               Wilmington Trust Company
               Rodney Square North
               1100 North Market Street
               Wilmington, Delaware 19890
               Attention: Corporate Trust Administration
               Facsimile No.: (302) 636-4140

               (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Property Trustee, the Delaware Trustee and the Trust):

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

               New York Community Bancorp, Inc.
               615 Merrick Avenue
               Westbury, New York 11590.
               Attention: Chief Financial Officer
               Facsimile No.: (516) 683-8385

               (e) if given to any Holder of Preferred Securities, to the Clearing Agency, and if Definitive Preferred Securities have been issued, at such Holder's address set forth on the books and records of the Trust.

All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

Section 13.2.  Governing Law.

               This Declaration and the rights of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to conflict of laws principles thereof.

Section 13.3.  Intention of the Parties.

               It is the intention of the parties hereto that the Trust be classified as a grantor trust for United States federal income tax purposes. The provisions of this Declaration shall be interpreted to further this intention of the parties.

Section 13.4.  Headings.

               Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision.

Section 13.5.  Successors and Assigns.

               Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

Section 13.6.  Partial Enforceability.

               If any provision of this Declaration or the application of such provision to any Person or circumstance shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.


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Section 13.7.  Counterparts.

               This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

Section 13.8.  The Exchange Agent.

               The Exchange Agent undertakes to perform, with respect to the Preferred Securities, such duties and only such duties as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Exchange Agent. In the performance of such duties, the Exchange Agent shall be entitled to the same rights and powers as are granted to the Property Trustee, except that the Exchange Agent shall act as agent solely for the Holders of the Preferred Securities who seek to exchange such Preferred Securities pursuant to Sections 6.7 and 6.8.

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              IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.


                                        New York Community Bancorp, Inc., as
                                        Sponsor

                                        By: ____________________________________
                                                Name:
                                                Title:


                                        Joseph R. Ficalora, as Administrative
                                        Trustee

                                        ________________________________________


                                        Robert Wann, as Administrative Trustee

                                        ________________________________________


                                        Thomas R. Cangemi, as Administrative
                                        Trustee


                                        ________________________________________


                                        Wilmington Trust Company, as Property
                                        Trustee


                                        By: ____________________________________
                                                Name:
                                                Title:


                                        Wilmington Trust Company, as Delaware
                                        Trustee


                                        By: ____________________________________
                                                Name:
                                                Title:

                                    EXHIBIT A

                    [FORM OF PREFERRED SECURITY CERTIFICATE]

               THIS PREFERRED SECURITY IS A GLOBAL PREFERRED SECURITY WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "CLEARING AGENCY"), OR A NOMINEE OF THE CLEARING AGENCY. THIS PREFERRED SECURITY IS EXCHANGEABLE FOR PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION, AND NO TRANSFER OF THIS PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS PREFERRED SECURITY AS A WHOLE BY THE CLEARING AGENCY TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO THE CLEARING AGENCY OR ANOTHER NOMINEE OF THE CLEARING AGENCY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCY TO NEW YORK COMMUNITY CAPITAL TRUST V OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & Co. or such other name as requested by an authorized representative of the Clearing Agency (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Clearing Agency), and except as otherwise provided in the Declaration, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

               THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE UNIT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE UNIT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

               UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS

     WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                   CERTIFICATE EVIDENCING PREFERRED SECURITIES

                                       of

                       NEW YORK COMMUNITY CAPITAL TRUST V

                           6.00% Preferred Securities

            (stated liquidation amount $50.00 per Preferred Security)


Certificate No.:

Number of Preferred Securities:

CUSIP No.: 64944P 20 8

               New York Community Capital Trust V, a statutory trust created under thelaws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co.(the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the Preferred Securities (stated liquidation amount $50 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in the Declaration (as defined below). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of ___________, 2002 (as the same may be amended from time to time (the "Declaration"), among New York Community Bancorp, Inc., as Sponsor, Messrs. Joseph R. Ficalora, Robert Wann and Thomas R. Cangemi, as Administrative Trustees, Wilmington Trust Company, as Property Trustee, and Wilmington Trust Company, as Delaware Trustee. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Guarantee Agreement, dated as of ___________, 2002, between New York Community Bancorp, Inc., as Guarantor, and Wilmington Trust Company, as Guarantee Trustee, in respect of the Preferred Securities. The Sponsor will provide a copy of the Declaration, the Guarantee Agreement and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Sponsor at its principal place of business.

               Upon receipt of this certificate, the Holder is bound by the Declaration, the Indenture, Guarantee Agreement, the Guarantee and the Debenture and is entitled to the benefits thereunder.

               By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of undivided beneficial interests in the Debentures.

               IN WITNESS WHEREOF, the Trust has executed this certificate this
.. day of [     ], 2002.


                                            NEW YORK COMMUNITY CAPITAL TRUST V

                                            By: ________________________________
                                                    Name:
                                                    Administrative Trustee




PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Preferred Securities referred to in the within-mentioned Declaration.

Dated: [       ] ., 2002

WILMINGTON TRUST COMPANY,
not in its individual capacity,
but solely as Property Trustee


By:____________________________
         Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

________________________________________________________________________________
        (Insert assignee's social security or tax identification number)

________________________________________________________________________________
                    (Insert address and zip code of assignee)

and irrevocably appoints agent to transfer this Preferred Security Certificate on the books and records of the Trust. The agent may substitute another to act for him. Date:

Signature:______________________________________________________________________
       (Sign exactly as your name appears on the Preferred Security Certificate)

Date:

Signature Guarantee*:
________________________________________________________________________________
*

Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                      SCHEDULE OF INCREASES OR DECREASES IN

                          GLOBAL PREFERRED SECURITY/(2)/

               This Global Preferred Security shall represent 0 (Zero) Preferred Securities unless otherwise indicated below.

               The following increases or decreases in this Global Preferred Security have been made:

----------------------------------------------------------------------------------------------------------
                 Amount of decrease in  Amount of increase in  Number of Preferred
                 Number of Preferred    Number of Preferred    Securities evidenced by this   Signature of
                 Securities evidenced   Securities evidenced   Global Preferred               authorized
                 by this Global         by this Global         Security following such        officer
Date             Preferred Security     Preferred Security     decrease or increase           of Agent
----------------------------------------------------------------------------------------------------------








----------------------------------------------------------------------------------------------------------

----------------
(2)  Insert in Global Preferred Securities only.

                                    EXHIBIT B

                      [FORM OF COMMON SECURITY CERTIFICATE]

             THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED

                      IN THE DECLARATION (AS DEFINED BELOW)

                    CERTIFICATE EVIDENCING COMMON SECURITIES

                                       of

                       NEW YORK COMMUNITY CAPITAL TRUST V

                             6.00% Common Securities

             (stated liquidation amount $50.00 per Common Security)

Certificate No.: .

Number of Common Securities:

               New York Community Capital Trust V, a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that New
York Community Bancorp, Inc. (the "Holder") is the registered owner of [       ]
common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the Common Securities (stated liquidation amount $50.00 per Common Security) (the "Common Securities"). Except as provided in the Declaration (as defined below), the Common Securities are not transferable, and any attempted transfer thereof shall be void. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of ___________, 2002 (as the same may be amended from time to time (the "Declaration"), among New York Community Bancorp, Inc., as Sponsor, Messrs. Joseph R. Ficalora, Robert Wann and Thomas R. Cangemi, as Administrative Trustees, Wilmington Trust Company, as Property Trustee, and Wilmington Trust Company, as Delaware Trustee. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Guarantee Agreement, dated as of ___________, 2002, between New York Community Bancorp, Inc., as Guarantor, and Wilmington Trust Company, as Guarantee Trustee, in respect of the Common Securities. The Sponsor will provide a copy of the Declaration, the Guarantee Agreement and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Sponsor at its principal place of business.

               Upon receipt of this certificate, the Holder is bound by the Declaration, the Governance Agreement and the Guarantee and is entitled to the benefits thereunder.

               By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of undivided beneficial interests in the Debentures.

               IN WITNESS WHEREOF, the Trust has executed this certificate this
.. day of [    ], 2002.


                                            NEW YORK COMMUNITY CAPITAL TRUST V

                                            By: ________________________________
                                                    Name:
                                                    Administrative Trustee

                                      F-2